UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03981

Exact name of registrant as specified in charter:	Prudential World Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2010

Date of reporting period:	10/31/2010

Item 1 – Reports to Stockholders

ANNUAL REPORT	OCTOBER 31, 2010

Prudential International Equity Fund

Fund Type International stock Objective Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

December 15, 2010

Dear Shareholder:

We hope you find the annual report for the Prudential International Equity Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential International Equity Fund

Prudential International Equity Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.57%; Class B, 2.27%; Class C, 2.27%; Class F, 2.02%; Class L, 1.77%; Class M, 2.27%; Class X, 2.27%; Class Z, 1.27%. Net operating expenses: Class A, 1.57%; Class B, 2.27%; Class C, 2.27%; Class F, 2.02%; Class L, 1.77%; Class M, 2.27%; Class X, 2.27%; Class Z, 1.27%.

Cumulative Total Returns (Without Sales Charges) as of 10/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	8.78%	2.16%	–10.68%	—
Class B	8.11	–1.30	–17.01	—
Class C	8.11	–1.29	–17.00	—
Class F	8.35	N/A	N/A	–23.97% (12/18/06)
Class L	8.59	N/A	N/A	–23.87 (3/19/07)
Class M	8.11	N/A	N/A	–25.23 (3/19/07)
Class X	8.11	N/A	N/A	–25.23 (3/19/07)
Class Z	8.98	3.35	–8.76	—
MSCI EAFE ND Index	8.36	17.66	36.66	—
Lipper Average	10.34	16.07	30.60	—

Average Annual Total Returns (With Sales Charges) as of 9/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	–3.54%	–2.03%	–2.73%	—
Class B	–3.63	–1.82	–2.91	—
Class C	0.37	–1.64	–2.91	—
Class F	–3.58	N/A	N/A	–8.44% (12/18/06)
Class L	–3.96	N/A	N/A	–9.97 (3/19/07)
Class M	–4.63	N/A	N/A	–9.68 (3/19/07)
Class X	–4.63	N/A	N/A	–9.92 (3/19/07)
Class Z	2.14	–0.67	–1.97	—
MSCI EAFE ND Index	3.27	1.97	2.56	—
Lipper Average	3.88	1.66	1.77	—

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Average Annual Total Returns (With Sales Charges) as of 10/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	2.79%	–0.70%	–1.68%	—
Class B	3.11	–0.44	–1.85	—
Class C	7.11	–0.26	–1.85	—
Class F	3.35	N/A	N/A	–7.28% (12/18/06)
Class L	2.35	N/A	N/A	–8.76 (3/19/07)
Class M	2.11	N/A	N/A	–8.42 (3/19/07)
Class X	2.11	N/A	N/A	–8.66 (3/19/07)
Class Z	8.98	0.66	–0.91	—

Average Annual Total Returns (Without Sales Charges) as of 10/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	8.78%	0.43%	–1.12%	—
Class B	8.11	–0.26	–1.85	—
Class C	8.11	–0.26	–1.85	—
Class F	8.35	N/A	N/A	–6.83% (12/18/06)
Class L	8.59	N/A	N/A	–7.25 (3/19/07)
Class M	8.11	N/A	N/A	–7.71 (3/19/07)
Class X	8.11	N/A	N/A	–7.71 (3/19/07)
Class Z	8.98	0.66	–0.91	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential International Equity Fund (Class A shares) with a similar investment in the MSCI EAFE ND Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2000) and the account values at the end of the current fiscal year

(October 31, 2010) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated,

Prudential International Equity Fund	3

Your Fund’s Performance (continued)

it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class F, Class L, Class M, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares in effect through October 31, 2010, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns. The Since Inception returns for the MSCI EAFE ND Index and the Lipper International Large-Cap Core Funds Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

The average annual total returns take into account applicable sales charges. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50%, and 5.75%, respectively, a 12b-1 fee of up to 0.30% and 0.50%, respectively annually, and all investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class F shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and 12b-1 fees of 1% and 0.75%, respectively, annually. Approximately seven years after purchase, Class B and Class F shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M and Class X shares purchased are not subject to a front-end sales charge, but charge a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M and Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M and Class X shares convert to Class A shares approximately eight years after purchase. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Morgan Stanley Capital International Europe, Australasia, and Far East ND Index

The Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend (MSCI EAFE ND) Index is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The ND version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends. MSCI EAFE ND Index Closest Month-End to Inception cumulative total returns as of 10/31/10 are –13.14% for Class F, and –16.54% for Class L, Class M, and Class X. MSCI EAFE ND Index Closest Month-End to Inception average annual total returns as of 9/30/10 are –4.59% for Class F, and –5.99% for Class L, Class M, and Class X.

Lipper International Large-Cap Core Funds Average

The Lipper International Large-Cap Core Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper International Large-Cap Core Funds category. Funds in the Lipper Average invest

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at least 75% of their equity assets in companies strictly outside of the United States with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P Developed ex-U.S. Broad Market Index (BMI). Large-Cap Core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P Developed ex-U.S. BMI. Lipper Average Closest Month-End to Inception cumulative total returns as of 10/31/10 are –13.83% for Class F, and –16.72% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/10 are –4.91% for Class F, and –6.19% for Class L, Class M, and Class X.

Investors cannot invest directly in an index or average. The returns for the MSCI EAFE ND Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings in Long-Term Portfolio expressed as a percentage of net assets as of 10/31/10
Novartis AG, Pharmaceuticals	1.5%
Total SA, Oil, Gas & Consumable Fuels	1.5
Nestle SA, Food Products	1.5
Telefonica SA, Diversified Telecommunication Services	1.4
GlaxoSmithKline PLC, Pharmaceuticals	1.4

Holdings are subject to change.

Five Largest Industries in Long-Term Portfolio expressed as a percentage of net assets as of 10/31/10
Commercial Banks	13.0%
Oil, Gas & Consumable Fuels	8.1
Pharmaceuticals	7.2
Metals & Mining	6.1
Insurance	4.2

Industry weightings are subject to change.

Prudential International Equity Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential International Equity Fund’s Class A shares gained 8.78% for the 12-month reporting period ended October 31, 2010, outperforming the 8.36% gain of the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index). However, the Fund’s Class A shares underperformed the 10.34% gain of the Lipper International Large-Cap Core Funds Average.

How is the Fund managed?

Quantitative Management Associates LLC (QMA) tries to outperform the MSCI EAFE ND Index by actively managing the Fund via a quantitative process that evaluates more than 1,000 stocks. Investing in shares of both slowly and rapidly growing companies limits the Fund’s exposure to any particular style of investing and may reduce its volatility relative to the MSCI EAFE ND Index.

When selecting stocks of slowly growing companies, QMA emphasizes attractive valuations and invests more heavily in shares that are priced cheaply relative to their firms’ earnings prospects and book values. When selecting stocks of more rapidly growing companies, QMA places a heavier emphasis on “news” or signals about their future growth prospects. For example, upward revisions in earnings forecasts by Wall Street analysts are used as an indication of good news.

As part of its strategy, the Fund seeks to remain fully invested. In order to accomplish this and to efficiently manage the Fund, QMA utilizes futures contracts based on equity market indexes to provide liquidity for the Fund. The futures contracts are used to equitize cash that has accrued, enabling the Fund to efficiently process large cash flows without requiring it to maintain large cash positions. During the reporting period, the Fund’s exposure to futures contracts did not have a material impact on its performance.

How did international stock markets perform?

Equity markets of economically developed nations, excluding the United States and Canada, posted an 8.36% gain overall in U.S. dollar terms for the 12-month reporting period, according to the MSCI EAFE ND Index. However, there was a huge disparity in the performance of the constituent markets, ranging from a 49.45% loss for Greece to a 30.74% gain for Singapore. This difference in performance was indicative of the contrasting economical and fiscal conditions that existed among nations whose stock markets are included in the MSCI EAFE ND Index.

A sovereign-debt crisis that began in Greece in late 2009 spread to other debt-laden nations that participate in the euro during 2010, especially Portugal and Spain. The worst flare-up in the crisis occurred in May. In that month, the European Union, with

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Strategy and Performance Overview (continued)

help from the International Monetary Fund, announced a lending and support package of nearly $1 trillion to aid the weaker regional economies. The European Central Bank (ECB) also began to buy bonds of troubled European nations from banks to help stabilize fixed income markets. While these steps were welcomed by investors, nations most deeply affected by the sovereign-debt crisis still faced severe fiscal and economic challenges. Therefore, stock markets of Greece, Portugal, Ireland, and Spain, all of which participate in the 16-nation euro zone, posted losses for the reporting period.

Meanwhile, economical and fiscal conditions were far more favorable in Singapore, Denmark, and Sweden, which helped their stock markets score double-digit gains for the reporting period. Others gainers included euro zone nations Germany, France, and the Netherlands, which enjoyed better economical and fiscal situations than the four previously mentioned countries on the geographic edge of the euro bloc.

How did the sectors of the international stock markets perform?

The 10 sectors turned in a mixed performance for the reporting period in U.S. dollar terms. Four of the sectors scored double-digit gains, including materials, consumer discretionary, industrials, and consumer staples. Three sectors posted single-digit gains, including telecommunications services, information technology, and healthcare. The remaining sectors suffered losses, including utilities, financials, and energy.

Among slowly growing companies, which stocks or related-group of stocks contributed most and detracted most from the Fund’s return?

Among slowly growing companies, a few of the largest contributors to the Fund’s return were Vodafone, KONE, and Nestle, all of which registered significant gains for the reporting period. Some of the largest detractors were BP, BBVA, and E.ON, all of which suffered considerable losses for the period.

Among rapidly growing companies, which stocks or related-group of stocks contributed most and detracted most from the Fund’s return?

Among rapidly growing companies, a few of the largest contributors to the Fund’s return were shares of Genting Singapore, Dongfeng Motor, and Novo Nordisk, all of which registered sharp gains for the reporting period. A few of the largest detractors were shares of JSR, Credit Agricole, and Toyota Motor, all of which suffered double-digit losses for the reporting period.

Prudential International Equity Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2010, at the beginning of the period, and held through the six-month period ended October 31, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential International Equity Fund		Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,067.50	1.72%	$8.96
	Hypothetical	$1,000.00	$1,016.53	1.72%	$8.74

Class B	Actual	$1,000.00	$1,064.50	2.42%	$12.59
	Hypothetical	$1,000.00	$1,013.01	2.42%	$12.28

Class C	Actual	$1,000.00	$1,064.50	2.42%	$12.59
	Hypothetical	$1,000.00	$1,013.01	2.42%	$12.28

Class F	Actual	$1,000.00	$1,064.50	2.17%	$11.29
	Hypothetical	$1,000.00	$1,014.27	2.17%	$11.02

Class L	Actual	$1,000.00	$1,065.60	1.92%	$10.00
	Hypothetical	$1,000.00	$1,015.53	1.92%	$9.75

Class M	Actual	$1,000.00	$1,064.50	2.42%	$12.59
	Hypothetical	$1,000.00	$1,013.01	2.42%	$12.28

Class X	Actual	$1,000.00	$1,064.50	2.42%	$12.59
	Hypothetical	$1,000.00	$1,013.01	2.42%	$12.28

Class Z	Actual	$1,000.00	$1,066.90	1.42%	$7.40
	Hypothetical	$1,000.00	$1,018.05	1.42%	$7.22

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied

Prudential International Equity Fund	9

Fees and Expenses (continued)

by the average account value over the period, multiplied by the 184 days in the six- month period ended October 31, 2010, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of October 31, 2010

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.3%
COMMON STOCKS 98.6%

Australia 7.1%
114,774	Australia & New Zealand Banking Group Ltd.	$2,789,302
28,665	Bendigo and Adelaide Bank Ltd.	254,112
56,220	BHP Billiton Ltd.	2,308,540
65,367	Caltex Australia Ltd.	744,029
106,054	Coca-Cola Amatil Ltd.	1,264,279
32,557	Commonwealth Bank of Australia	1,559,476
482,173	Fairfax Media Ltd.(b)	684,851
2,500	Flight Centre Ltd.	55,883
399,307	Fortescue Metals Group Ltd.(a)	2,444,625
116,780	Goodman Fielder Ltd.	169,871
24,071	GPT Group	65,785
306,741	GPT Group(a)	—
100,681	National Australia Bank Ltd.	2,510,911
96,523	OneSteel Ltd.	255,282
1,250,658	OZ Minerals Ltd.	1,917,248
25,011	Rio Tinto Ltd.	2,025,860
437,095	SP AusNet	398,184
585,712	Stockland	2,162,971
157,991	TABCORP Holdings Ltd.	1,142,126
9,020	Wesfarmers Ltd. - PPS	295,018
56,720	Westfield Group	687,832
61,565	Westpac Banking Corp.	1,368,942
17,489	Woolworths Ltd.	485,672

		25,590,799

Austria 0.1%
2,956	Erste Group Bank AG	133,423
97,528	Immofinanz Immobilien Anlagen(a)(b)	384,145

		517,568

Belgium 0.9%
10,915	AGFA-Gevaert NV(a)	63,653
7,651	Delhaize Group SA	534,459
45,111	KBC Groep NV(a)	1,962,372
13,578	Umicore	639,129

		3,199,613

See Notes to Financial Statements.

Prudential International Equity Fund	11

Portfolio of Investments

as of October 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Brazil 1.1%
3,200	Banco Do Brasil SA, ADR	$62,400
6,000	Centrais Eletricas Brasileiras SA (Class B Stock), ADR	98,100
25,000	Centrais Eletricas Brasileiras SA, ADR	349,250
2,100	Cia de Bebidas DAS Americas, ADR	292,404
5,000	Cia de Saneamento Basico Do Estado de Sao Paulo, ADR	229,800
10,000	Cia Energetica de Minas Gerais, ADR	178,400
17,900	Petroleo Brasileiro SA, ADR	610,748
36,400	Petroleo Brasileiro SA (Class A Stock), ADR	1,135,316
68,800	Tele Norte Leste Participacoes SA, ADR	1,055,392

		4,011,810

Chile 0.3%
11,000	Banco Santander Chile, ADR	1,019,040
4,000	Cia Cervecerias Unidas SA, ADR	225,000

		1,244,040

China 2.0%
310,000	Anta Sports Products Ltd.	639,897
325,000	Bank of Communications Co. Ltd. (Class H Stock)	355,136
102,000	China Communications Construction Co. Ltd. (Class H Stock)	97,509
137,500	China Merchants Bank Co. Ltd. (Class H Stock)	390,260
126,000	China Minsheng Banking Corp. Ltd. (Class H Stock)	117,202
254,000	China Petroleum & Chemical Corp. (Class H Stock)	239,541
248,000	CSR Corp. Ltd. (Class H Stock)	252,439
476,000	China Zhongwang Holdings Ltd.	283,712
588,000	Country Garden Holdings Co.	207,853
1,264,000	Dongfeng Motor Group Co. Ltd. (Class H Stock)	2,739,584
12,000	Enn Energy Holdings Ltd.	36,071
112,500	KWG Property Holding Ltd.	89,115
184,000	Longfor Properties Co. Ltd.	219,103
408,000	PICC Property & Casualty Co. Ltd. (Class H Stock)(a)	602,163
20,800	Tencent Holdings Ltd.	476,310
40,000	Weichai Power Co. Ltd. (Class H Stock)	525,335

		7,271,230

Denmark 1.4%
23,334	Carlsberg A/S (Class B Stock)	2,551,973
3,044	Coloplast A/S (Class B Stock)(b)	376,942
19,818	Novo Nordisk A/S (Class B Stock)	2,086,066

		5,014,981

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Finland 1.8%
30,618	Fortum Oyj	$868,055
55,541	Kone Oyj (Class B Stock)	2,976,142
26,376	Pohjola Bank PLC	333,881
28,023	Sampo Oyj (Class A Stock)	785,123
108,394	Stora ENSO Oyj (Class R Stock)	1,077,166
5,221	Wartsila Oyj	366,238

		6,406,605

France 9.7%
22,878	BNP Paribas	1,673,285
6,433	Bouygues SA	283,513
15,011	Bureau Veritas SA	1,109,388
22,647	Cap Gemini SA	1,155,376
9,222	Casino Guichard Perrachon SA	866,379
1,282	Christian Dior SA	185,478
49,617	Cie de Saint-Gobain	2,317,564
3,132	Cie Generale des Etablissements Michelin (Class B Stock)	249,125
5,126	Dassault Systemes SA	393,177
683	Eurazeo	51,903
34,662	France Telecom SA	832,913
4,964	GDF Suez	198,148
2,069	Gecina SA	251,106
5,175	JCDecaux SA(a)	151,579
2,574	LVMH Moet Hennessy Louis Vuitton SA	403,391
387,608	Natixis(a)	2,377,470
1,838	Neopost SA	152,696
7,849	PPR SA	1,286,882
23,765	Renault SA(a)	1,320,572
55,201	Safran SA	1,750,169
65,875	Sanofi-Aventis SA	4,600,770
19,455	Schneider Electric SA	2,761,917
1,108	Societe BIC SA	98,310
40,713	Societe Generale	2,437,998
1,513	Sodexo	98,467
10,957	STMicroelectronics NV	95,831
98,622	Total SA	5,359,429
9,217	Vinci SA	492,350
78,010	Vivendi SA	2,225,243

		35,180,429

See Notes to Financial Statements.

Prudential International Equity Fund	13

Portfolio of Investments

as of October 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Germany 7.9%
7,623	Adidas AG	$497,279
25,034	Allianz SE	3,137,220
62,034	BASF SE	4,513,824
7,584	Bayerische Motoren Werke AG	543,712
31,138	Daimler AG(a)	2,055,527
49,967	Deutsche Bank AG	2,880,532
67,806	Deutsche Post AG	1,264,597
95,501	E.ON AG	2,990,679
41,049	Hannover Rueckversicherung AG	2,076,760
4,031	Henkel AG & Co. KGaA	200,206
120,740	Infineon Technologies AG(a)	950,473
9,837	Linde AG	1,416,356
29,246	RWE AG	2,096,298
13,624	SAP AG	710,506
25,332	Siemens AG	2,893,917
3,427	TUI AG(a)	40,037
1,076	Volkswagen AG	141,312

		28,409,235

Greece 0.4%
44,557	OPAP SA	840,300
37,353	Public Power Corp. SA	626,458

		1,466,758

Hong Kong 2.5%
51,100	ASM Pacific Technology Ltd.	460,815
55,000	Belle International Holdings Ltd.	99,339
44,200	Cheung Kong Holdings Ltd.	672,872
30,000	China Resources Enterprise Ltd.	126,754
63,000	China Yurun Food Group Ltd.	245,051
23,000	Hang Lung Properties, Ltd.	112,608
81,100	Hysan Development Co. Ltd.	313,362
291,900	Link REIT (The)	900,037
182,300	Orient Overseas International Ltd.	1,598,102
144,800	Sands China Ltd.(a)	315,706
11,000	Sun Hung Kai Properties Ltd.	188,460
88,600	Swire Pacific Ltd. (Class A Stock)	1,257,345
228,700	Wharf Holdings Ltd.	1,501,800
150,900	Wheelock & Co. Ltd.	528,551
252,400	Wynn Macau Ltd.(a)	558,121

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Hong Kong (cont’d.)
39,500	Yue Yuen Industrial Holdings Ltd.	$141,667

		9,020,590

India 0.5%
2,213	Larsen & Toubro Ltd., GDR	101,013
4,000	State Bank of India, GDR	560,960
43,000	Tata Motors Ltd., ADR(b)	1,209,160
5,000	Wipro Ltd., ADR	71,400

		1,942,533

Israel 0.2%
25,996	Bank Hapoalim BM(a)	117,913
7,370	Teva Pharmaceutical Industries Ltd.	383,755
3,400	Teva Pharmaceutical Industries Ltd., ADR	176,460

		678,128

Italy 2.6%
532,092	ENEL SpA	3,038,188
94,578	ENI SpA	2,131,161
270,903	Snam Rete Gas SpA	1,467,647
1,026,127	Telecom Italia SpA	1,573,845
1,010,423	Telecom Italia SpA-RSP	1,237,557

		9,448,398

Japan 19.7%
19,100	77 Bank Ltd. (The)	90,195
52,700	AEON Co. Ltd.	620,848
37,100	Aisin Seiki Co. Ltd.	1,165,052
10,000	Ajinomoto Co., Inc.	95,439
214,700	Aozora Bank Ltd.	360,190
100,200	Asahi Kasei Corp.	588,972
89	Central Japan Railway Co.	673,555
145,000	Chuo Mitsui Trust Holdings, Inc.	524,357
4,700	Coca-Cola West Co. Ltd.	71,899
135,000	Cosmo Oil Co. Ltd.	364,049
19,800	Daicel Chemical Industries Ltd.	137,790
150,000	Daido Steel Co. Ltd.	764,260
63,600	Dena Co. Ltd.	1,645,523
57,200	Denso Corp.	1,780,614
20,000	Fanuc Ltd.	2,895,489

See Notes to Financial Statements.

Prudential International Equity Fund	15

Portfolio of Investments

as of October 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Japan (cont’d.)
612,100	Fuji Electric Holdings Co. Ltd.	$1,460,460
128,000	Fuji Heavy Industries Ltd.	885,995
37,500	Fujifilm Holdings Corp.	1,251,243
280,100	Fujitsu Ltd.	1,914,440
272,500	Fukuoka Financial Group, Inc.	1,059,929
15,800	Gunma Bank Ltd. (The)	79,324
550,100	Hitachi Ltd.	2,488,336
28,000	Hitachi Metals Ltd.	319,075
700	Idemitsu Kosan Co. Ltd.	58,892
98	Inpex Holdings, Inc.	509,668
548,700	Isuzu Motors Ltd.	2,113,794
380,150	JX Holdings, Inc.	2,234,509
18,500	Kamigumi Co. Ltd.	144,607
476,000	Kawasaki Kisen Kaisha Ltd.	1,857,388
727,000	Kobe Steel Ltd.	1,599,093
127,500	Kuraray Co. Ltd.	1,826,861
10,300	Kyocera Corp.	1,027,824
178,722	Marubeni Corp.	1,123,814
14,700	Maruichi Steel Tube Ltd.	291,004
49,100	Medipal Holdings Corp.	573,555
210,400	Mitsubishi Chemical Holdings Corp.	1,085,075
57,400	Mitsubishi Corp.	1,380,254
256,000	Mitsubishi Electric Corp.	2,401,889
14,000	Mitsubishi Gas Chemical Co., Inc.	86,641
47,300	Mitsubishi UFJ Financial Group, Inc.	220,424
44,800	Mitsui & Co. Ltd.	704,262
311,000	Mitsui Chemicals, Inc.	912,091
491,000	Mitsui Mining & Smelting Co. Ltd.	1,494,905
106,000	Mitsui OSK Lines, Ltd.	679,707
518,900	Mizuho Financial Group, Inc.	754,459
7,300	Murata Manufacturing Co. Ltd.	410,495
96,900	NHK Spring Co. Ltd.	822,452
36,100	Nippon Steel Corp.	113,499
53,500	Nippon Telegraph & Telephone Corp.	2,430,005
184,800	Nishi-Nippon City Bank Ltd. (The)	505,232
351,000	Nisshin Steel Co. Ltd.	632,472
5,300	Nisshinbo Holdings, Inc.	53,678
7,100	Nitori Holdings Ltd.	624,680
18,300	Nitto Denko Corp.	684,516
27,700	NSK Ltd.	209,979
3,280	OBIC Co. Ltd.	605,701

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Japan (cont’d.)
5,340	ORIX Corp.	$487,083
220,000	Resona Holdings, Inc.(b)	1,755,188
3,100	Rinnai Corp.	188,766
97,100	Sapporo Hokuyo Holdings, Inc.	400,611
23,300	Sega Sammy Holdings, Inc.	380,467
27,200	Sekisui Chemical Co. Ltd.	173,063
27,400	Sekisui House Ltd.	257,758
792,700	Shinsei Bank Ltd.(a)(b)	630,456
8,200	SMC Corp.	1,253,386
43,800	Softbank Corp.	1,409,743
290,600	Sojitz Corp.	534,470
157,200	Sumitomo Corp.	1,992,594
70,100	Sumitomo Electric Industries Ltd.	894,653
23,500	Sumitomo Metal Mining Co. Ltd.	373,220
40,900	Sumitomo Mitsui Financial Group, Inc.	1,225,933
23,700	Sumitomo Trust & Banking Co. Ltd. (The)	129,883
16,000	Suzuken Co. Ltd.	503,243
45,000	Taiheiyo Cement Corp.(a)	48,652
9,000	Tokyo Electron Ltd.	508,326
209,600	Tokyo Gas Co. Ltd.	987,180
29,000	Toyota Industries Corp.	818,069
35,434	Toyota Motor Corp.	1,258,926
35,500	Toyota Tsusho Corp.	551,007
21,600	Unicharm Corp.	825,401
81	West Japan Railway Co.	300,768
5,074	Yahoo! Japan Corp.	1,775,616
1,430	Yamada Denki Co. Ltd.	92,940
5,000	Yamaha Motor Co. Ltd.(a)	76,799

		71,244,660

Mexico 0.5%
16,400	America Movil SAB de CV (Ser. L), ADR	939,064
69,400	Cemex SAB de CV, ADR(a)	608,638
10,000	Telefonos de Mexico SAB de CV (Ser. L), ADR	154,800

		1,702,502

Netherlands 5.6%
3,525	Akzo Nobel NV	209,295
33,658	ASML Holding NV	1,110,706
7,209	Heineken Holding NV	310,438

See Notes to Financial Statements.

Prudential International Equity Fund	17

Portfolio of Investments

as of October 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Netherlands (cont’d.)
10,770	Heineken NV	$545,927
214,724	ING Groep NV(a)	2,292,214
180,391	Koninklijke Ahold NV	2,493,121
91,290	Koninklijke KPN NV	1,524,698
24,631	Koninklijke Philips Electronics NV	744,940
148,727	Royal Dutch Shell PLC (Class A Stock)	4,828,242
127,205	Royal Dutch Shell PLC (Class B Stock)	4,073,503
71,162	Unilever NV	2,110,129

		20,243,213

Norway 0.5%
98,809	DnB NOR ASA	1,356,460
15,071	Statoil ASA	329,130

		1,685,590

Portugal 0.7%
585,109	EDP - Energias de Portugal SA	2,238,674
22,116	Jeronimo Martins SGPS SA	331,821

		2,570,495

Russia 0.8%
17,500	Gazprom OAO, ADR	383,600
5,000	LUKOIL OAO, ADR	279,250
59,117	MMC Norilsk Nickel, ADR	1,102,532
10,218	Sistema JSFC, GDR	263,624
33,000	Surgutneftegas OJSC, ADR	319,770
10,000	Tatneft, ADR	316,000
7,500	Uralkali, GDR	185,625

		2,850,401

Singapore 1.8%
159,500	Fraser and Neave Ltd.	768,972
1,569,000	Genting Singapore PLC(a)	2,630,557
50,000	Olam International Ltd.	120,915
99,500	Oversea-Chinese Banking Corp. Ltd.	692,648
107,400	SembCorp Industries Ltd.	380,045
105,400	SembCorp Marine Ltd.	374,596
171,300	UOL Group Ltd.	602,190
162,600	Wilmar International Ltd.	804,018

		6,373,941

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

South Africa 0.3%
17,500	AngloGold Ashanti Ltd., ADR(b)	$824,425
14,600	Gold Fields Ltd., ADR	230,242

		1,054,667

South Korea 0.9%
30,000	LG Display Co. Ltd., ADR(b)	516,300
9,500	POSCO, ADR	987,430
3,000	Samsung Electronics Co. Ltd., GDR	993,112
8,700	Shinhan Financial Group Co. Ltd., ADR(b)	676,599

		3,173,441

Spain 3.6%
175,104	Banco Bilbao Vizcaya Argentaria SA	2,303,070
80,170	Banco Popular Espanol SA(b)	518,518
172,100	Banco Santander Central Hispano SA	2,211,103
69,080	Criteria CaixaCorp SA	390,065
5,604	Enagas	123,508
48,982	Gas Natural SDG SA	717,185
42,022	Iberdrola SA	354,428
4,000	Inditex SA	334,090
40,303	Repsol YPF SA	1,117,674
185,865	Telefonica SA	5,018,554

		13,088,195

Sweden 2.1%
58,246	Atlas Copco AB (Class A Stock)	1,217,301
53,321	Hennes & Mauritz AB (H&M) (Class B Stock)	1,879,105
985	Modern Times Group AB (Class B Stock)	70,649
95,734	Nordea Bank AB	1,054,132
21,558	Scania AB (Class B Stock)	458,293
21,937	Securitas AB (Class B Stock)	239,907
290,700	Skandinaviska Enskilda Banken (Class A Stock)	2,252,173
4,558	SKF AB (Class B Stock)	117,709
11,291	Tele2 AB (Class B Stock)	248,483

		7,537,752

Switzerland 6.4%
7,539	Credit Suisse Group AG	311,428
97,613	Nestle SA	5,346,619
95,918	Novartis AG	5,560,817

See Notes to Financial Statements.

Prudential International Equity Fund	19

Portfolio of Investments

as of October 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Switzerland (cont’d.)
26,589	Roche Holding AG	$3,904,385
589	Sika AG	1,167,166
20,457	Swatch Group AG (The)	1,421,939
196,521	UBS AG(a)	3,327,107
8,847	Zurich Financial Services AG	2,165,787

		23,205,248

Taiwan 0.7%
31,300	AU Optronics Corp., ADR(a)	313,939
169,600	Taiwan Semiconductor Manufacturing Co. Ltd., ADR(b)	1,850,336
93,400	United Microelectronics Corp., ADR	288,606

		2,452,881

Thailand 0.1%
143,500	CP ALL PCL	213,000

United Kingdom 16.4%
392,647	3i Group PLC	1,884,967
29,110	Anglo American PLC	1,356,427
88,081	AstraZeneca PLC	4,416,893
243,454	Aviva PLC	1,552,991
37,405	Babcock International Group PLC	347,630
73,242	BAE Systems PLC	404,540
71,002	Barclays PLC	312,414
8,030	BG Group PLC	156,398
15,005	BHP Billiton PLC	532,200
578,246	BP PLC	3,945,282
96,759	British American Tobacco	3,690,014
312,214	BT Group PLC	768,929
31,804	Cape PLC	188,302
128,805	Diageo PLC	2,377,634
253,542	GlaxoSmithKline PLC	4,960,498
429,708	HSBC Holdings PLC	4,469,354
70,307	Imperial Tobacco Group PLC	2,252,014
74,145	Investec PLC	591,896
376,850	Kingfisher PLC	1,435,953
1,602,569	Legal & General Group PLC	2,578,162
3,080,278	Lloyds Banking Group PLC(a)	3,402,679
58,801	Next PLC	2,152,934
505,818	Old Mutual PLC	1,052,842
102,957	Prudential PLC	1,040,161

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

United Kingdom (cont’d.)
43,292	Reckitt Benckiser Group PLC	$2,421,683
168,783	Rexam PLC	859,222
34,818	Rio Tinto PLC	2,251,722
6,474	Standard Chartered PLC	187,297
23,477	Tesco PLC	160,575
23,608	Unilever PLC	680,534
2,587,910	Vodafone Group PLC	7,043,272

		59,475,419

	Total common stocks (cost $302,182,795)	356,274,122

EXCHANGE TRADED FUND 0.5%

United States 0.5%
43,000	iShares MSCI Emerging Markets Index Fund (cost $1,754,227)	1,983,590

PREFERRED STOCKS 0.2%

Germany 0.2%
4,512	Henkel AG & Co. KGaA	266,140
4,107	RWE AG	278,205

	Total preferred stocks (cost $559,422)	544,345

RIGHT

Belgium
10,915	AGFA-Gevaert NV(a) (cost $0)	3,661

	Total long-term investments (cost $304,496,444)	358,805,718

Principal Amount (000)
SHORT-TERM INVESTMENTS 2.4%

United States Government Security 0.1%
$500	U.S. Treasury Bills 0.150%, 12/16/10(c)(d) (cost $499,907)	499,916

See Notes to Financial Statements.

Prudential International Equity Fund	21

Portfolio of Investments

as of October 31, 2010 continued

Shares	Description	Value (Note 1)

SHORT-TERM INVESTMENTS (Continued)

Affiliated Money Market Mutual Fund 2.3%
8,325,875	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $8,325,875; includes $8,324,382 of cash collateral received for securities on loan) (Note 3)(e)(f)	$8,325,875

	Total short-term investments (cost $8,825,782)	8,825,791

	Total Investments 101.7% (cost $313,322,226; Note 5)	367,631,509
	Liabilities in excess of other assets(g) (1.7%)	(6,132,941)

	Net Assets 100.0%	$361,498,568

The following abbreviations are used in the portfolio descriptions:

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

PPS—Partially Protected Shares.

REIT—Real Estate Investment Trust.

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $7,897,330; cash collateral of $8,324,382 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Rate quoted represents yield-to-maturity as of purchase date.
(d)	Represents security, or a portion thereof, segregated as collateral for financial futures contracts.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.
(f)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures contracts as follows:

Open futures contracts outstanding at October 31, 2010:

Number of Contracts	Type	Expiration Date	Value at October 31, 2010	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
4	SPI 200 Futures Index	Dec. 2010	$455,196	$451,749	$3,447
7	MSCI Taiwan Index	Nov. 2010	205,730	206,045	(315)
15	FTSE 100 Index	Dec. 2010	1,360,643	1,333,458	27,185
38	DJ Euro Stoxx 50 Index	Dec. 2010	1,501,510	1,457,460	44,050

					$74,367

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities, generally for stocks and mutual funds with daily NAVs

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and amortized cost), generally for foreign stocks priced through vendor modeling tools and debt securities

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$25,590,799	$—	$—
Austria	517,568	—	—
Belgium	3,199,613	—	—
Brazil	4,011,810	—	—
Chile	1,244,040	—	—
China	7,271,230	—	—
Denmark	5,014,981	—	—
Finland	6,406,605	—	—
France	35,180,429	—	—
Germany	28,409,235	—	—
Greece	1,466,758	—	—
Hong Kong	9,020,590	—	—
India	1,942,533	—	—
Israel	678,128	—	—
Italy	9,448,398	—	—
Japan	71,244,660	—	—
Mexico	1,702,502	—	—
Netherlands	20,243,213	—	—
Norway	1,685,590	—	—
Portugal	2,570,495	—	—
Russia	2,850,401	—	—
Singapore	6,373,941	—	—
South Africa	1,054,667	—	—
South Korea	3,173,441	—	—
Spain	13,088,195	—	—
Sweden	7,537,752	—	—

See Notes to Financial Statements.

Prudential International Equity Fund	23

Portfolio of Investments

as of October 31, 2010 continued

	Level 1	Level 2	Level 3
Common Stocks (continued):
Switzerland	$23,205,248	$—	$—
Taiwan	2,452,881	—	—
Thailand	213,000	—	—
United Kingdom	59,475,419	—	—
Exchange Traded Fund
United States	1,983,590	—	—
Preferred Stocks
Germany	544,345	—	—
Right
Belgium	3,661
Affiliated Money Market Mutual Fund	8,325,875	—	—
United States Government Security	—	499,916	—
Other Financial Instruments*
Futures Contracts	74,367	—	—

Total	$367,205,960	$499,916	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Fair value of Level 2 investments at October 31, 2009 was $566,483,973. $372,089,631 was transferred out of Level 2 into Level 1 at October 31, 2010 as a result of using third-party vendor modeling tools due to the lack of any significant market movements between the time at which the Series valued its securities and the earlier closing of foreign markets.

It is the Series’ policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2010 were as follows:

Commercial Banks	13.0%
Oil, Gas & Consumable Fuels	8.1
Pharmaceuticals	7.2
Metals & Mining	6.1
Insurance	4.2
Diversified Telecommunication Services	4.1
Chemicals	3.7
Machinery	3.3
Automobiles	3.1
Electric Utilities	3.1
Wireless Telecommunication Services	2.7
Food Products	2.6
Capital Markets	2.5
Affiliated Money Market Mutual Fund (including 2.3% of collateral received for securities on loan)	2.3
Beverages	2.1

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Electrical Equipment	2.1%
Electronic Equipment & Instruments	1.7
Food & Staples Retailing	1.7
Real Estate Management & Development	1.7
Semiconductors & Semiconductor Equipment	1.7
Trading Companies & Distributors	1.7
Hotels, Restaurants & Leisure	1.6
Tobacco	1.6
Auto Components	1.3
Industrial Conglomerates	1.3
Household Products	1.2
Specialty Retail	1.2
Marine	1.1
Multiline Retail	1.1
Real Estate Investment Trusts (REITs)	1.1
Gas Utilities	0.9
Media	0.9
Textiles, Apparel & Luxury Goods	0.9
Diversified Financial Services	0.8
Multi-Utilities	0.7
Aerospace	0.6
Building Products	0.6
Exchange Traded Fund	0.6
Internet Software & Services	0.6
Computers & Peripherals	0.5
Internet & Catalog Retail	0.5
IT Services	0.5
Air Freight & Logistics	0.4
Healthcare Providers & Services	0.3
Paper & Forest Products	0.3
Professional Services	0.3
Road & Rail	0.3
Software	0.3
Commercial Services & Supplies	0.2
Construction & Engineering	0.2
Construction Materials	0.2
Containers & Packaging	0.2
Real Estate Investment Trusts	0.2
Consumer Finance	0.1
Healthcare Equipment & Supplies	0.1
Leisure Equipment & Products	0.1
United States Government Security	0.1
Water Utilities	0.1

101.7
Liabilities in excess of other assets	(1.7)

100.0%

See Notes to Financial Statements.

Prudential International Equity Fund	25

Portfolio of Investments

as of October 31, 2010 continued

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker— variation margin	$74,682	*	Due from broker— variation margin	$315	*
Equity contracts	Unaffiliated Investments	3,661		—	—

Total		$78,343			$315

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Warrants	Rights	Total
Equity contracts	$(35,335)	$3,873	$728,841	$697,379

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Rights	Total
Equity contracts	$311,048	$(102,870)	$208,178

For the year ended October 31, 2010, the average value at trade date for futures contracts was $8,028,818.

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Financial Statements

OCTOBER 31, 2010	ANNUAL REPORT

Prudential International Equity Fund

Statement of Assets and Liabilities

as of October 31, 2010

Assets
Investments at value, including securities on loan of $7,897,330
Unaffiliated investments (cost $304,996,351)	$359,305,634
Affiliated investments (cost $8,325,875)	8,325,875
Foreign currency, at value (cost $780,664)	784,459
Foreign tax reclaim receivable	1,357,905
Dividends receivable	675,577
Receivable for investments sold	601,636
Receivable for Series shares sold	182,978
Due from broker—variation margin	15,402
Prepaid expenses	6,317

Total assets	371,255,783

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	8,324,382
Payable for Series shares reacquired	542,451
Accrued expenses	392,699
Management fee payable	255,160
Distribution fee payable	108,531
Loan payable	69,000
Affiliated transfer agent fee payable	56,886
Deferred directors’ fees	8,106

Total liabilities	9,757,215

Net assets	$361,498,568

Net assets were comprised of:
Common stock, at par	$588,048
Paid-in capital in excess of par	569,108,829

569,696,877
Undistributed net investment income	5,112,695
Accumulated net realized loss on investment and foreign currency transactions	(267,842,917)
Net unrealized appreciation on investments and foreign currencies	54,531,913

Net assets, October 31, 2010	$361,498,568

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($260,555,349 ÷ 42,214,816 shares of common stock issued and outstanding)	$6.17
Maximum sales charge (5.50% of offering price)	0.36

Maximum offering price to public	$6.53

Class B
Net asset value, offering price and redemption price per share ($9,160,233 ÷ 1,542,800 shares of common stock issued and outstanding)	$5.94

Class C
Net asset value, offering price and redemption price per share ($26,624,787 ÷ 4,486,043 shares of common stock issued and outstanding)	$5.94

Class F
Net asset value, offering price and redemption price per share ($3,355,313 ÷ 564,755 shares of common stock issued and outstanding)	$5.94

Class L
Net asset value, offering price and redemption price per share ($10,918,699 ÷ 1,768,482 shares of common stock issued and outstanding)	$6.17
Maximum sales charge (5.75% of offering price)	0.38

Maximum offering price to public	$6.55

Class M
Net asset value, offering price and redemption price per share ($2,985,351 ÷ 502,836 shares of common stock issued and outstanding)	$5.94

Class X
Net asset value, offering price and redemption price per share ($3,066,410 ÷ 516,454 shares of common stock issued and outstanding)	$5.94

Class Z
Net asset value, offering price and redemption price per share ($44,832,426 ÷ 7,208,594 shares of common stock issued and outstanding)	$6.22

See Notes to Financial Statements.

Prudential International Equity Fund	29

Statement of Operations

Year Ended October 31, 2010

Net Investment Income
Income
Unaffiliated dividend (net of foreign withholding taxes of $1,159,379)	$14,324,669
Affiliated income from securities loaned, net	13,433
Interest	7,864
Affiliated dividend income	2,432

Total income	14,348,398

Expenses
Management fee	3,803,410
Distribution fee—Class A	772,581
Distribution fee—Class B	92,448
Distribution fee—Class C	269,724
Distribution fee—Class F	30,474
Distribution fee—Class L	56,075
Distribution fee—Class M	44,409
Distribution fee—Class X	40,194
Transfer agent’s fees and expenses (including affiliated expense of $548,400) (Note 3)	1,315,000
Custodian’s fees and expenses	330,000
Reports to shareholders	213,000
Registration fees	75,000
Legal fees and expenses	56,000
Audit fee	29,000
Directors’ fees	25,000
Insurance	12,000
Loan interest expense (Note 8)	1,799
Miscellaneous	65,916

Total expenses	7,232,030

Net investment income	7,116,368

Realized And Unrealized Gain (Loss) On Investments, Futures And Foreign Currency Transactions
Net realized loss on:
Investment transactions	(24,893,807)
Foreign currency transactions	(431,185)
Financial futures transactions	(35,335)

(25,360,327)

Net change in unrealized appreciation (depreciation) on:
Investments	30,887,292
Foreign currencies	(21,125)
Financial futures contracts	311,048

31,177,215

Net gain on investments and foreign currencies	5,816,888

Net Increase In Net Assets Resulting From Operations	$12,933,256

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income	$7,116,368	$8,785,844
Net realized loss on investment and foreign currency transactions	(25,360,327)	(203,760,871)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	31,177,215	308,709,663

Net increase in net assets resulting from operations	12,933,256	113,734,636

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(4,729,701)	(8,495,865)
Class B	(120,437)	(243,083)
Class C	(351,530)	(707,927)
Class F	(73,250)	(192,959)
Class L	(189,123)	(383,035)
Class M	(75,237)	(258,869)
Class X	(67,157)	(200,563)
Class Z	(4,587,489)	(6,584,652)

	(10,193,924)	(17,066,953)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	46,181,096	73,397,047
Net asset value of shares issued in reinvestment of dividends	9,997,085	16,444,537
Cost of shares reacquired	(277,348,125)	(108,323,489)

Net decrease in net assets from Series share transactions	(221,169,944)	(18,481,905)

Capital Contributions (Note 6)
Proceeds from regulatory settlement	4,717,145	—

Total increase (decrease)	(213,713,467)	78,185,778

Net Assets:
Beginning of year	575,212,035	497,026,257

End of year (a)	$361,498,568	$575,212,035

(a) Includes undistributed net investment income of:	$5,112,695	$8,308,500

See Notes to Financial Statements.

Prudential International Equity Fund	31

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company and currently consists of two series: Prudential International Equity Fund (the “Series”) and Prudential International Value Fund. These financial statements relate to the Prudential International Equity Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations in March 2000. The investment objective of the Series is to achieve long-term growth of capital. The Series seeks to achieve its objective primarily through investment in equity-related securities of foreign issuers.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations

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are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in 60 days or less, are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities, which mature in more than 60 days, are valued at fair value.

Securities Lending: The Series may lend its portfolio securities to broker-dealers. The loans are secured by collateral, at least equal, at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Prudential International Equity Fund	33

Notes to Financial Statements

continued

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

The Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the fiscal year. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis.

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Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions. The Series invest in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is each Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Prudential International Equity Fund	35

Notes to Financial Statements

continued

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI entered into a subadvisory agreement with Quantitative Management Associates LLC (QMA). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Series. In connection therewith, QMA is obligated to keep certain books and records of the Series. PI pays for the services of QMA, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .85% of the average daily net assets of the Series up to and including $300 million, .75% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70% of the Series’ average daily net assets over $1.5 billion. The effective management fee was .81% for the year ended October 31, 2010.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of Class A, Class B, Class C, Class F, Class L, Class M, Class X, and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C, Class F, Class L, Class M and Class X shares, pursuant to a plan of distribution, (the “Class A, B, C, F, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Series.

Pursuant to the Class A, B, C, F, L, M and X Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1%, ..75%, .50%, 1%, and 1% of the average daily net assets of the Class A, B, C, F, L, M, and X shares, respectively.

PIMS has advised the Series that they received $79,765 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2010. From

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these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2010 it received $397, $21,132, $2,477, $3,218 , $3,155 and $2,153 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class F, Class M, and Class X shareholders, respectively.

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wells Fargo Advisors, LLC (“Wells Fargo”), an affiliate of Pl through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2010, the Series incurred approximately $225,800 in total networking fees, of which approximately $19,800 was paid to Wells Fargo through December 31, 2009. These amounts are included in transfer agents’s fees and expenses on the Statement of Operations.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended October 31, 2010, PIM has been compensated approximately $4,200 for these services.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2 registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2010 aggregated $436,141,769 and $479,790,567, respectively.

Prudential International Equity Fund	37

Notes to Financial Statements

continued

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the fiscal year ended October 31, 2010, the adjustments were to decrease undistributed net investment income by $118,249, to decrease accumulated net realized loss on investments and foreign currency transactions by $102,546,464 and to decrease paid-in capital in excess of par by $102,428,215, due to the differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, investments in Passive Foreign Investment Companies, expiration of capital loss carryforward, redemption-in-kind and other book to tax adjustments. Net investment income, net realized loss and net assets were not affected by this change.

As of October 31, 2010, the Series had undistributed ordinary income of $6,025,645 on a tax basis.

For the fiscal year ended October 31, 2010 and the fiscal year ended October 31, 2009 the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $10,193,924 and $17,066,953 of ordinary income, respectively.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2010 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$323,124,661	$52,927,787	$(8,420,939)	$44,506,848	$222,630	$44,729,478

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales and investments in Passive Foreign Investment

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Companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark-to-market of receivables and payables.

For federal income tax purposes, the Series has a capital loss carryforward as of October 31, 2010 of approximately $258,945,000 of which $11,426,000 expires in 2011, $55,105,000 expires in 2016, $184,077,000 expires in 2017 and $8,337,000 expires in 2018. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to expiration dates. During the fiscal year ended October 31, 2010, approximately $72,865,000 of the capital loss carryforward expired unused.

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2010, no provision for income tax would be required in the Series’ financial statements. The Series’ federal and state income tax excise returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, B, C, F, L, M, X and Z shares. Class A and L shares are sold with a front-end sales charge of up to 5.50% and 5.75%, respectively. All investors who purchase Class A and L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B and F shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B and F shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class M and X shares are sold with a contingent deferred sales charge which declines from 6% to zero depending on the period of time the shares are held. Class M and X shares will automatically convert to Class A shares on a quarterly basis approximately eight and ten years after purchase, respectively. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion authorized shares of $.01 par value common stock, divided equally into eight classes, designated Class A, Class B, Class C, Class F, Class L, Class M, Class X and Class Z common stock.

Prudential International Equity Fund	39

Notes to Financial Statements

continued

For the year ended October 31, 2010 the Series received $4,717,145 related to the settlement of regulatory proceedings involving allegations of improper trading. The amounts relating to an affiliate and a third party were $4,493,246 and $223,899, respectively. The total amount is presented in the Series’ statement of changes in net assets. The Series was not involved in the proceedings or the calculation of the payment.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2010:
Shares sold	1,468,501	$8,439,334
Shares issued in reinvestment of dividends	784,260	4,572,227
Shares reacquired	(9,136,119)	(52,354,816)

Net increase (decrease) in shares outstanding before conversion	(6,883,358)	(39,343,255)
Shares issued upon conversion from Class B, F, M and X	1,243,082	7,112,292

Net increase (decrease) in shares outstanding	(5,640,276)	$(32,230,963)

Year ended October 31, 2009:
Shares sold	2,009,357	$9,567,580
Shares issued in reinvestment of dividends	1,757,472	7,961,349
Shares reacquired	(9,646,158)	(45,051,592)

Net increase (decrease) in shares outstanding before conversion	(5,879,329)	(27,522,663)
Shares issued upon conversion from Class B, F, M and X	2,392,167	11,305,239

Net increase (decrease) in shares outstanding	(3,487,162)	$(16,217,424)

Class B
Year ended October 31, 2010:
Shares sold	212,889	$1,182,667
Shares issued in reinvestment of dividends	20,600	116,386
Shares reacquired	(361,347)	(1,987,158)

Net increase (decrease) in shares outstanding before conversion	(127,858)	(688,105)
Shares reacquired upon conversion into Class A	(124,226)	(674,212)

Net increase (decrease) in shares outstanding	(252,084)	$(1,362,317)

Year ended October 31, 2009:
Shares sold	255,895	$1,165,887
Shares issued in reinvestment of dividends	52,248	229,892
Shares reacquired	(449,135)	(1,984,539)

Net increase (decrease) in shares outstanding before conversion	(140,992)	(588,760)
Shares reacquired upon conversion into Class A	(495,244)	(2,234,431)

Net increase (decrease) in shares outstanding	(636,236)	$(2,823,191)

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Class C	Shares	Amount
Year ended October 31, 2010:
Shares sold	166,469	$907,807
Shares issued in reinvestment of dividends	59,737	336,914
Shares reacquired	(1,018,733)	(5,562,982)

Net increase (decrease) in shares outstanding	(792,527)	$(4,318,261)

Year ended October 31, 2009:
Shares sold	286,313	$1,343,637
Shares issued in reinvestment of dividends	152,369	668,901
Shares reacquired	(1,424,303)	(6,485,180)

Net increase (decrease) in shares outstanding	(985,621)	$(4,472,642)

Class F
Year ended October 31, 2010:
Shares sold	131	$690
Shares issued in reinvestment of dividends	12,651	71,355
Shares reacquired	(203,435)	(1,123,341)

Net increase (decrease) in shares outstanding before conversion	(190,653)	(1,051,296)
Shares reacquired upon conversion into Class A	(184,350)	(996,186)

Net increase (decrease) in shares outstanding	(375,003)	$(2,047,482)

Year ended October 31, 2009:
Shares sold	88	$3,278
Shares issued in reinvestment of dividends	43,255	189,888
Shares reacquired	(257,755)	(1,126,509)

Net increase (decrease) in shares outstanding before conversion	(214,412)	(933,343)
Shares reacquired upon conversion into Class A	(616,155)	(2,809,644)

Net increase (decrease) in shares outstanding	(830,567)	$(3,742,987)

Class L
Year ended October 31, 2010:
Shares sold	10,093	$59,754
Shares issued in reinvestment of dividends	31,646	184,815
Shares reacquired	(411,930)	(2,361,389)

Net increase (decrease) in shares outstanding	(370,191)	$(2,116,820)

Year ended October 31, 2009:
Shares sold	14,999	$77,524
Shares issued in reinvestment of dividends	82,737	375,628
Shares reacquired	(592,276)	(2,726,637)

Net increase (decrease) in shares outstanding	(494,540)	$(2,273,485)

Prudential International Equity Fund	41

Notes to Financial Statements

continued

Class M	Shares	Amount
Year ended October 31, 2010:
Shares sold	16,379	$91,988
Shares issued in reinvestment of dividends	12,151	68,651
Shares reacquired	(166,265)	(916,746)

Net increase (decrease) in shares outstanding before conversion	(137,735)	(756,107)
Shares reacquired upon conversion into Class A	(550,701)	(3,062,454)

Net increase (decrease) in shares outstanding	(688,436)	$(3,818,561)

Year ended October 31, 2009:
Shares sold	20,146	$87,325
Shares issued in reinvestment of dividends	55,502	244,211
Shares reacquired	(495,555)	(2,164,815)

Net increase (decrease) in shares outstanding before conversion	(419,907)	(1,833,279)
Shares reacquired upon conversion into Class A	(876,961)	(3,992,545)

Net increase (decrease) in shares outstanding	(1,296,868)	$(5,825,824)

Class X
Year ended October 31, 2010:
Shares sold	5,982	$33,503
Shares issued in reinvestment of dividends	11,154	63,022
Shares reacquired	(144,467)	(804,626)

Net increase (decrease) in shares outstanding before conversion	(127,331)	(708,101)
Shares reacquired upon conversion into Class A	(428,007)	(2,379,440)

Net increase (decrease) in shares outstanding	(555,338)	$(3,087,541)

Year ended October 31, 2009:
Shares sold	28,389	$134,934
Shares issued in reinvestment of dividends	44,577	196,141
Shares reacquired	(375,394)	(1,659,860)

Net increase (decrease) in shares outstanding before conversion	(302,428)	(1,328,785)
Shares reacquired upon conversion into Class A	(491,114)	(2,268,619)

Net increase (decrease) in shares outstanding	(793,542)	$(3,597,404)

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Class Z	Shares	Amount
Year ended October 31, 2010:
Shares sold	6,103,057	$35,465,353
Shares issued in reinvestment of dividends	779,543	4,583,715
Shares reacquired	(39,124,251)	(212,237,067)

Net increase (decrease) in shares outstanding	(32,241,651)	$(172,187,999)

Year ended October 31, 2009:
Shares sold	12,836,654	$61,016,882
Shares issued in reinvestment of dividends	1,439,502	6,578,527
Shares reacquired	(9,854,550)	(47,124,357)

Net increase (decrease) in shares outstanding	4,421,606	$20,471,052

Note 7. In-Kind Redemption

During the year ended October 31, 2010, shareholders redeemed fund shares in exchange for fund’s portfolio securities valued at $168,617,337. The Fund realized a loss of $28,278,878 related to the in-kind redemption transactions.

Note 8. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Funds pay a commitment fee of .15% of the unused portion of the renewed SCA. The expiration date of the SCA has been extended from October 20, 2010 through December 17, 2010 under the same terms. Effective December 17, 2010 the Fund, along with the Funds entered into a new Syndicated Credit Agreement (“New SCA”) with a group of banks. The New SCA provides for a commitment of $750 million. The Funds will pay an annualized commitment fee of 0.10% of the unused portion of the New SCA. The expiration date of the New SCA is December 16, 2011. Interest on any borrowings under the New SCA will be incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund utilized the SCA during the year ended October 31, 2010. The balance for the 91 days the Series had an outstanding balance was $485,495 at an interest rate of 1.45%. At October 31, 2010, the Fund had an outstanding loan amount of $69,000.

Prudential International Equity Fund	43

Notes to Financial Statements

continued

Note 9. Ownership

As of October 31, 2010, approximately 28% of the fund was owned by two institutional shareholders for the beneficial interest of their underlying account holders.

Note 10. Notice of Dividends to Shareholders

The Fund declared ordinary income dividends on December 8, 2010 to shareholders of record on December 9, 2010. The ex-dividend date was December 10, 2010. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.09806
Class B, C, M and X	$0.05986
Class F	$0.07378
Class L	$0.08653
Class Z	$0.11532

Special Ordinary Income
Class A, B, C, F, L, M, X and Z	$0.01246

Note 11. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended October 31,
	2010(a)	2009(a)	2008(a)	2007(a)	2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.77	$4.80	$10.49	$8.54	$6.84
Income (loss) from investment operations:
Net investment income	.08	.08	.16	.16	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36	1.06	(5.37)	1.92	1.66
Total from investment operations	.44	1.14	(5.21)	2.08	1.74
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.17)	(.14)	(.13)	(.04)
Distributions from net realized gains	-	-	(.34)	-	-
Total dividends and distributions	(.10)	(.17)	(.48)	(.13)	(.04)
Capital Contributions	.06	-	-	-	-
Net asset value, end of year	$6.17	$5.77	$4.80	$10.49	$8.54
Total Return(b):	8.78%	24.65%	(51.87)%	24.68%	25.55%

Ratios/Supplemental Data:
Net assets, end of year (000)	$260,555	$275,993	$246,234	$557,878	$67,123
Average net assets (000)	$257,553	$240,744	$438,831	$438,194	$52,174
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.57%	1.54%	1.43%	1.34%	1.40%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.24%	1.15%	1.09%	1.15%
Net investment income	1.35%	1.75%	1.94%	1.60%	1.23%
For Class A, B, C, F, L, M, X and Z shares:
Portfolio turnover rate	96%	76%	74%	114%	60%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The distributor of the series has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through February 28, 2008.

See Notes to Financial Statements.

Prudential International Equity Fund	45

Financial Highlights

continued

Class B Shares
	Year Ended October 31,
	2010(a)	2009(a)	2008(a)	2007(a)	2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.56	$4.61	$10.09	$8.22	$6.59
Income (loss) from investment operations:
Net investment income	.04	.05	.09	.06	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	1.02	(5.16)	1.88	1.59
Total from investment operations	.39	1.07	(5.07)	1.94	1.63
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.12)	(.07)	(.07)	-
Distributions from net realized gains	-	-	(.34)	-	-
Total dividends and distributions	(.07)	(.12)	(.41)	(.07)	-
Capital Contributions	.06	-	-	-	-
Net asset value, end of year	$5.94	$5.56	$4.61	$10.09	$8.22
Total Return(b):	8.11%	23.82%	(52.22)%	23.73%	24.73%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,160	$9,976	$11,205	$32,905	$46,330
Average net assets (000)	$9,246	$9,229	$22,786	$39,205	$45,041
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.27%	2.24%	2.15%	2.09%	2.15%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.24%	1.15%	1.09%	1.15%
Net investment income	.66%	1.06%	1.17%	.67%	.46%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

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Class C Shares
	Year Ended October 31,
	2010(a)	2009(a)	2008(a)	2007(a)	2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.56	$4.61	$10.09	$8.22	$6.59
Income (loss) from investment operations:
Net investment income	.04	.05	.09	.10	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	1.02	(5.16)	1.84	1.59
Total from investment operations	.39	1.07	(5.07)	1.94	1.63
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.12)	(.07)	(.07)	-
Distributions from net realized gains	-	-	(.34)	-	-
Total dividends and distributions	(.07)	(.12)	(.41)	(.07)	-
Capital Contributions	.06	-	-	-	-
Net asset value, end of year	$5.94	$5.56	$4.61	$10.09	$8.22
Total Return(b):	8.11%	23.83%	(52.22)%	23.73%	24.73%

Ratios/Supplemental Data:
Net assets, end of year (000)	$26,625	$29,326	$28,858	$75,010	$13,825
Average net assets (000)	$26,974	$26,677	$55,111	$53,765	$13,478
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.27%	2.24%	2.15%	2.09%	2.15%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.24%	1.15%	1.09%	1.15%
Net investment income	.66%	1.06%	1.19%	1.03%	0.47%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

Prudential International Equity Fund	47

Financial Highlights

continued

Class F Shares
	Year Ended October 31,			December 18, 2006(e) through October 31,
	2010(a)	2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.56	$4.62	$10.11	$8.56
Income (loss) from investment operations:
Net investment income	.05	.06	.11	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	1.01	(5.17)	1.46
Total from investment operations	.40	1.07	(5.06)	1.55
Less Dividends and Distributions:
Dividends from net investment income	(.08)	(.13)	(.09)	-
Distributions from net realized gains	-	-	(.34)	-
Total dividends and distributions	(.08)	(.13)	(.43)	-
Capital Contributions	.06	-	-	-
Net asset value, end of period	$5.94	$5.56	$4.62	$10.11
Total Return(b):	8.35%	24.04%	(52.10)%	18.11%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,355	$5,226	$8,171	$28,728
Average net assets (000)	$4,064	$5,769	$18,310	$33,219
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.02%	1.99%	1.90%	1.84%	(d)
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.24%	1.15%	1.09%	(d)
Net investment income	.95%	1.35%	1.37%	1.13%	(d)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) Annualized.

(e) Inception date of Class F shares.

See Notes to Financial Statements.

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Class L Shares
	Year Ended October 31,			March 19, 2007(e) through October 31,
	2010(a)	2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.77	$4.79	$10.48	$8.92
Income (loss) from investment operations:
Net investment income	.07	.07	.14	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36	1.06	(5.38)	1.45
Total from investment operations	.43	1.13	(5.24)	1.56
Less Dividends and Distributions:
Dividends from net investment income	(.09)	(.15)	(.11)	-
Distributions from net realized gains	-	-	(.34)	-
Total dividends and distributions	(.09)	(.15)	(.45)	-
Capital Contributions	.06	-	-	-
Net asset value, end of period	$6.17	$5.77	$4.79	$10.48
Total Return(b):	8.59%	24.49%	(52.07)%	17.49%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10,919	$12,342	$12,621	$34,433
Average net assets (000)	$11,216	$11,250	$24,942	$35,182
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.77%	1.74%	1.65%	1.59%	(d)
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.24%	1.15%	1.09%	(d)
Net investment income	1.16%	1.56%	1.68%	1.82%	(d)

(a) Calculations are based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) Annualized.

(e) Inception date of Class L shares.

See Notes to Financial Statements.

Prudential International Equity Fund	49

Financial Highlights

continued

Class M Shares
	Year Ended October 31,			March 19, 2007(e) through October 31,
	2010(a)	2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.56	$4.61	$10.09	$8.63
Income (loss) from investment operations:
Net investment income	.04	.05	.07	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	1.02	(5.14)	1.38
Total from investment operations	.39	1.07	(5.07)	1.46
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.12)	(.07)	-
Distributions from net realized gains	-	-	(.34)	-
Total dividends and distributions	(.07)	(.12)	(.41)	-
Capital Contributions	.06	-	-	-
Net asset value, end of period	$5.94	$5.56	$4.61	$10.09
Total Return(b):	8.11%	23.82%	(52.22)%	16.92%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,985	$6,622	$11,467	$68,244
Average net assets (000)	$4,441	$7,957	$34,319	$76,639
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.27%	2.24%	2.15%	2.09%	(d)
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.24%	1.15%	1.09%	(d)
Net investment income	.68%	1.09%	.92%	1.41%	(d)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) Annualized.

(e) Inception date of Class M shares.

See Notes to Financial Statements.

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Class X Shares
	Year Ended October 31,			March 19, 2007(e) through October 31,
	2010(a)	2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.56	$4.61	$10.09	$8.63
Income (loss) from investment operations:
Net investment income	.04	.05	.09	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	1.02	(5.16)	1.38
Total from investment operations	.39	1.07	(5.07)	1.46
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.12)	(.07)	-
Distributions from net realized gains	-	-	(.34)	-
Total dividends and distributions	(.07)	(.12)	(.41)	-
Capital Contributions	.06	-	-	-
Net asset value, end of period	$5.94	$5.56	$4.61	$10.09
Total Return(b):	8.11%	23.82%	(52.22)%	16.92%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,067	$5,957	$8,597	$25,428
Average net assets (000)	$4,020	$6,611	$17,864	$25,351
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.27%	2.24%	2.15%	2.09%	(d)
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.24%	1.15%	1.09%	(d)
Net investment income	.66%	1.10%	1.18%	1.30%	(d)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d)	Annualized.
(e)	Inception date of Class X shares.

See Notes to Financial Statements.

Prudential International Equity Fund	51

Financial Highlights

continued

Class Z Shares
	Year Ended October 31,
	2010(a)	2009(a)	2008(a)	2007(a)	2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.82	$4.85	$10.60	$8.62	$6.90
Income (loss) from investment operations:
Net investment income	.13	.10	.18	.16	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33	1.06	(5.43)	1.97	1.65
Total from investment operations	.46	1.16	(5.25)	2.13	1.77
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.19)	(.16)	(.15)	(.05)
Distributions from net realized gains	-	-	(.34)	-	-
Total dividends and distributions	(.12)	(.19)	(.50)	(.15)	(.05)
Capital Contributions	.06	-	-	-	-
Net asset value, end of year	$6.22	$5.82	$4.85	$10.60	$8.62
Total Return(b):	8.98%	24.95%	(51.77)%	25.05%	25.86%

Ratios/Supplemental Data:
Net assets, end of year (000)	$44,833	$229,771	$169,874	$353,771	$243,572
Average net assets (000)	$149,685	$184,038	$285,097	$301,553	$214,969
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.27%	1.24%	1.15%	1.09%	1.15%
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.24%	1.15%	1.09%	1.15%
Net investment income	2.12%	2.05%	2.22%	1.73%	1.48%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

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Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential International Equity Fund (formerly Dryden International Equity Fund) (one of the series constituting Prudential World Fund, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 20, 2010

Prudential International Equity Fund	53

Tax Information

(Unaudited)

We are required by Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Series’ fiscal year end (October 31, 2010) as to the federal tax status of dividends paid by the Series during such fiscal year. We are advising you in the fiscal year ended October 31, 2010, the Series paid ordinary income dividends of $0.10 per share for Class A, $0.07 per share for Class B, C, M and X, $0.08 per share for Class F, $0.09 per share for Class L and $0.12 per share for Class Z, respectively, which are taxable as such.

For the fiscal year ended October 31, 2010, the Series designates the maximum amount allowable, but not less than 100% of the ordinary income dividends paid during the fiscal year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended October 31, 2010, the Series made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Series in accordance with Section 853 of the Internal Revenue Code of the following amounts: $1,049,446 foreign tax credit from recognized foreign source income of $15,441,174.

In January 2011, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of distributions received by you in calendar year 2010.

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MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM-CH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.

Prudential International Equity Fund

Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (71) Board Member & Independent Chair Portfolios Overseen: 58	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (62) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

[1]	The year that each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 1984; Douglas H. McCorkindale, 2003; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003.

Prudential International Equity Fund

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became an officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1995; Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential International Equity Fund

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential International Equity Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deems appropriate, and for reasons addressed in detail with the Board, PI may provide supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles over the one-, three-, and five-year periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including

[1]	Prudential International Equity Fund is a series of Prudential World Fund, Inc.

Prudential International Equity Fund

Approval of Advisory Agreements (continued)

the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed

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the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper International Large-Cap Core Funds Performance Universe) was in the third quartile over the one-year period and in the fourth quartile over the three- and five-year periods. The Board also noted that the Fund underperformed its benchmark index for all periods. The Board considered PI’s assertion that essentially all of the Fund’s underperformance came from security selection, particularly among slower-growing stocks. The Board noted its concern with the Fund’s short-term and long-term performance record, and requested that PI and QMA report back to the Board with their views on strategic alternatives to address the Fund’s performance at the third quarter Board meeting scheduled for September 2010. The Board also instructed SIRG to provide quarterly updates on Fund performance. The Board noted that the Fund’s performance had improved, with the Fund ranking in the second quartile during the first quarter of 2010. The Board concluded that it was reasonable to renew the agreements, subject to its continued close scrutiny of the Fund’s performance and its consideration of PI’s and QMA’s presentation on strategic alternatives to address the Fund’s performance.

Fees and Expenses

The Board considered the Fund’s actual management fees (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s second quartile and that the Fund’s total expenses ranked in the third quartile. The Board considered that the Fund’s total expenses were 6.5 basis points higher than the median for all funds included in the Expense Group. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Prudential International Equity Fund

Approval of Advisory Agreements (continued)

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential International Equity Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential International Equity Fund
Share Class	A	B	C	F	L	M	X	Z
NASDAQ	PJRAX	PJRBX	PJRCX	N/A	DEILX	DEIMX	DEIQX	PJIZX
CUSIP	743969859	743969867	743969875	743969842	743969834	743969826	743969818	743969883

MF190E    0192559-00001-00

ANNUAL REPORT	OCTOBER 31, 2010

Prudential International Value Fund

Fund Type International stock Objective Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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December 15, 2010

Dear Shareholder:

We hope you find the annual report for the Prudential International Value Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential International Value Fund

Prudential International Value Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.71%; Class B, 2.41%; Class C, 2.41%; Class Z, 1.41%. Net operating expenses: Class A, 1.66%; Class B, 2.41%; Class C, 2.41%; Class Z, 1.41%, after contractual reduction through 2/29/2012.

Cumulative Total Returns (Without Sales Charges) as of 10/31/10
	One Year	Five Years	Ten Years
Class A	10.68%	22.47%	34.83%
Class B	9.92	17.84	24.82
Class C	9.91	17.88	24.97
Class Z	11.01	23.96	38.04
MSCI EAFE® ND Index	8.36	17.66	36.66
Lipper Average	10.34	16.07	30.60

Average Annual Total Returns (With Sales Charges) as of 9/30/10
	One Year	Five Years	Ten Years
Class A	–1.35%	1.61%	1.91%
Class B	–1.44	1.80	1.69
Class C	2.61	1.97	1.70
Class Z	4.64	3.00	2.72
MSCI EAFE® ND Index	3.27	1.97	2.56
Lipper Average	3.88	1.66	1.77

Average Annual Total Returns (With Sales Charges) as of 10/31/10
	One Year	Five Years	Ten Years
Class A	4.59%	2.97%	2.45%
Class B	4.92	3.18	2.24
Class C	8.91	3.34	2.25
Class Z	11.01	4.39	3.28

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Average Annual Total Returns (Without Sales Charges) as of 10/31/10
	One Year	Five Years	Ten Years
Class A	10.68%	4.14%	3.03%
Class B	9.92	3.34	2.24
Class C	9.91	3.34	2.25
Class Z	11.01	4.39	3.28

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential International Value Fund (Class A shares) with a similar investment in the MSCI EAFE® ND Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2000) and the account values at the end of the current fiscal year (October 31, 2010) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the contractual distribution and service (12b-1) fee waiver of 0.05% for Class A shares in effect through February 29, 2012, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are

Prudential International Value Fund	3

Your Fund’s Performance (continued)

subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Benchmark Definitions

Morgan Stanley Capital International Europe, Australasia, and Far East ND Index

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE® ND Index) is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The ND version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends.

Lipper International Large-Cap Core Funds Average

The Lipper International Large-Cap Core Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper International Large-Cap Core Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have average characteristics compared to their large-cap-specific subset of the MSCI EAFE Index.

Investors cannot invest directly in an index or average. The returns for the MSCI EAFE® ND Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/10
Novartis AG, Pharmaceuticals	2.1%
LVMH Moet Hennessy Louis Vuitton SA, Diversified Operations	1.5
BNP Paribas, Financial—Bank & Trust	1.4
Volkswagen AG (PRFC Shares), Automobile Manufacturers	1.4
Novo Nordisk A/S (Class B Stock), Pharmaceuticals	1.3

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/10
Pharmaceuticals	9.5%
Oil, Gas & Consumable Fuels	8.6
Financial—Bank & Trust	8.2
Telecommunications	6.6
Insurance	6.0

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

For the 12-month reporting period ended October 31, 2010, the Prudential International Value Fund’s Class A shares posted a 10.68% return, outperforming the 8.36% return of the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index). The Fund also outperformed the 10.34% return of the Lipper International Large-Cap Core Funds Average.

How is the Fund managed?

LSV Asset Management (LSV) and Thornburg Investment Management, Inc. (Thornburg) are co-managers of the Fund. The Fund combines the distinct investment approaches of LSV International Value (deep value) and Thornburg International (relative value/core).

LSV’s active quantitative investment strategy is based on the firm’s research into value investing and behavioral finance. They believe that superior investment performance can be achieved by exploiting behavioral biases exhibited by other investors, including the tendency to extrapolate the past too far into the future, wrongly equating a good company with a good investment irrespective of price, ignoring statistical evidence and developing a “mindset” about a company. The objective of LSV’s purely quantitative modeling approach is to pick undervalued stocks with near-term appreciation potential.

Thornburg’s value-based investment approach seeks promising companies trading at a discount to what the investment manager believes is a company’s intrinsic value. The strategy looks to reduce portfolio total risk by exposing the portfolio to traditional, relative, and/or deep value stocks. The investment process utilizes quantitative screens to identify attractively valued stocks (using metrics such as price/earnings, price/forward earnings, and price to cash/flow) poised for fundamental improvement, such as earnings surprises or earnings revisions, relative to peers. Management then performs fundamental research, including visits with company management, peers, competitors, and suppliers, on companies deemed attractive by the screening process. However, Thornburg does reserve the right to circumvent the screening process and often does, in their search for value. The result of their fundamental analysis is an estimate of a company’s intrinsic value, which is compared to current valuations to identify attractive opportunities.

What were market conditions like for international stocks?

The Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI EAFE Index), which measures developed markets, performance (excluding the United States and Canada), ended the reporting period with a net gain of 8.36%. The global economy continued to recover, boosted by stimulus efforts enacted in 2009 by a

Prudential International Value Fund	5

Strategy and Performance Overview (continued)

range of governments. Major central banks kept interest rates low as liquidity continued to flow into the global economy. A promising development was a strong rise in manufacturing activity.

The first quarter of 2010, the Index was virtually flat with a net return of nearly 1%, with the majority of countries in the Index showing losses. During the second quarter, fears about fiscal stability emanating from the euro zone debt crisis, and concerns about policy missteps, caused investors to sell off riskier assets. Subsequently, tighter financial conditions loomed as the euro’s slide and proposed austerity measures helped stall the rally in international equities. While this flight toward quality hit European markets most severely, all advanced nations were affected, as were emerging markets. Furthermore, slower growth in China over inflation fears negatively affected equities and heightened investors’ sensitivity to overall economic signals.

However, toward the end of the reporting period, international equities staged a widespread robust recovery as investors overcame their risk-aversion anxiety that had driven dismal returns in the second quarter. These results buoyed investor optimism over recent sovereign debt issues in the euro zone along with a conviction that a sluggish U.S. economy would not impede global growth. Both MSCI stock-style indexes rose. The MSCI-EAFE Growth Index experienced a 12.5% gain, exceeding the 5.2% gain for the Value Index.

Sector performance in the MSCI-EAFE Index, priced in U.S. dollars, was mixed. Four sectors experienced double-digit gains, while three sectors ended the reporting period in single digits, and three in low to moderate declines. Materials, supported by mining and metals, rose roughly 18%. Consumer discretionary recorded a double-digit gain, with durables and apparel and consumer services showing strength. Industrials followed closely on a very robust capital goods industry. Consumer staples rose in the low double digits supported by gains in the food and household goods industries. Telecommunication services rose as the wireless industry experienced stronger returns. Information technology, led by semiconductors, turned in a respectable gain. Healthcare was modest, and utilities tipped into nominally negative territory. Energy declined on weakness in the fuel industries. The financials sector declined the most pressured by losses in banks and diversified financial services.

What impact did the LSV strategy have on the Fund’s performance?

In the beginning of the reporting period, the rally in riskier assets from the third quarter of 2009 stalled as stocks entered into a correction. The LSV portion struggled out of the gate, underperformed for the first two months of the period, and then outperformed for the remainder of the period.

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Moreover, growth stocks outperformed value stocks in international markets. Underperformance by companies with low price-to-book valuation multiples, particularly in the financial sector, pulled down value stocks. LSV was overweight in financial stocks, and concentrated in those with the most attractive valuations, which further detracted from relative performance early in the period.

During the rest of the period, beginning in January 2010, LSV outperformed the Index, as equity markets vacillated between risk-friendly rallies and risk-averse corrections. However, LSV’s deep value strategy could not compensate for its slow start, and this muted its overall performance for the reporting period.

What impact did Thornburg’s strategy have on the Fund’s performance?

The Thornburg portion of the Portfolio displayed consistent outperformance during the entire period. As a relative value/core strategy, Thornburg benefited from the tailwinds of higher value stocks outperforming lower value stocks and also from growth-style stocks outperforming value stocks in markets outside of the U.S. Overall, Thornburg handily outperformed the Index for the period. Allocations to countries not in the Index significantly boosted performance. Holdings in companies in Canada, Mexico, and South Korea helped performance, as these markets individually outperformed the return of the Index. Additionally, stock selection in the United Kingdom (UK) and Germany further enhanced relative performance, as Thornburg made good stock selections in the UK consumer discretionary sector and also among stocks of German automakers.

From time to time, Thornburg uses derivatives in the form of currency forwards as a hedging tool for risk management purposes. Thornburg does not expect a significant portion of the performance to come from currency hedging strategies. For the period ending October 31, 2010, currency hedging detracted slightly from results as Fund hedged on the Euro, British Pound, Brazilian Real and Mexican Peso. The main hedge was earlier in the period, as the fund’s hedge against the Mexican Peso detracted from results.

Prudential International Value Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2010, at the beginning of the period, and held through the six-month period ended October 31, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential International Value Fund		Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,069.60	1.73%	$9.02
	Hypothetical	$1,000.00	$1,016.48	1.73%	$8.79

Class B	Actual	$1,000.00	$1,066.00	2.48%	$12.91
	Hypothetical	$1,000.00	$1,012.70	2.48%	$12.58

Class C	Actual	$1,000.00	$1,065.90	2.48%	$12.91
	Hypothetical	$1,000.00	$1,012.70	2.48%	$12.58

Class Z	Actual	$1,000.00	$1,071.40	1.48%	$7.73
	Hypothetical	$1,000.00	$1,017.74	1.48%	$7.53

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2010, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential International Value Fund	9

Portfolio of Investments

as of October 31, 2010

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.5%
COMMON STOCKS 97.5%

Australia 4.6%
69,400	Bendigo and Adelaide Bank Ltd.	$615,224
49,152	BHP Billiton Ltd.	2,018,309
129,488	BlueScope Steel Ltd.	253,045
174,200	Challenger Financial Services Group Ltd.	784,931
120,800	Downer EDI Ltd.	599,929
534,100	Emeco Holdings Ltd.	465,627
255,400	Goodman Fielder Ltd.	371,512
196,700	Metcash Ltd.	841,998
50,700	National Australia Bank Ltd.	1,264,421
228,600	OneSteel Ltd.	604,596
186,200	Pacific Brands Ltd.*	197,895
147,778	Tabcorp Holdings Ltd.	1,068,296
285,900	Telstra Corp. Ltd.	747,740

		9,833,523

Austria 0.5%
17,500	OMV AG	653,854
12,000	Voestalpine AG	475,748

		1,129,602

Belgium 0.7%
69,000	AGFA-Gevaert NV*	402,385
15,300	Delhaize Group	1,068,779
9,876	Dexia NV/SA*	43,972

		1,515,136

Bermuda 0.4%
29,960	Seadrill Ltd.	907,507

Brazil 1.8%
180,360	BM&FBOVESPA SA	1,504,149
29,917	Embraer-Empresa Brasileira de Aeronautica SA, ADR	863,105
54,700	Natura Cosmeticos SA	1,563,501

		3,930,755

Canada 2.3%
26,670	Canadian National Railway Co.	1,727,444
41,500	Canadian Natural Resources Ltd.	1,510,830

See Notes to Financial Statements.

Prudential International Value Fund	11

Portfolio of Investments

as of October 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Canada (cont’d.)
7,520	Potash Corp. of Saskatchewan, Inc.	$1,091,077
17,100	Thomson Reuters Corp.	653,049

		4,982,400

China 2.6%
40,415	China Life Insurance Co. Ltd. (Class H Stock)	177,015
635,474	China Merchants Bank Co. Ltd. (Class H Stock)	1,803,635
180,000	Industrial & Commercial Bank of China Asia Ltd.	666,473
2,403,000	Industrial & Commercial Bank of China Ltd. (Class H Stock)	1,934,491
271,199	Sinopharm Group Co. (Class H Stock)	1,065,378

		5,646,992

Denmark 2.1%
16,200	Danske Bank A/S*	430,843
28,700	H. Lundbeck A/S	573,132
27,365	Novo Nordisk A/S (Class B Stock)	2,880,473
20,216	Vestas Wind Systems A/S*	645,179

		4,529,627

Finland 0.5%
56,700	Nokia Oyj	612,384
29,000	Tieto Oyj	554,580

		1,166,964

France 10.2%
11,946	Air Liquide SA	1,545,270
27,100	AXA SA	493,351
41,113	BNP Paribas	3,006,984
11,400	Casino Guichard Perrachon SA	1,070,996
5,600	Ciments Francais SA	514,646
76,000	Credit Agricole SA	1,245,529
20,900	France Telecom SA	502,218
25,433	Lafarge SA	1,453,436
9,000	Lagardere SCA	383,868
20,075	LVMH Moet Hennessy Louis Vuitton SA	3,146,105
19,124	Publicis Groupe SA	952,620
10,200	Rallye SA	397,855
9,800	Renault SA*	544,566
27,700	Sanofi-Aventis SA	1,934,593
18,300	SCOR SE	450,056

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

France (cont’d.)
4,300	Societe Generale	$257,495
12,500	Thales SA	509,663
34,700	Total SA	1,885,707
56,700	Vivendi	1,617,373

		21,912,331

Germany 8.4%
12,200	Allianz SE	1,528,884
6,900	Aurubis AG	354,944
15,300	BASF SE	1,113,285
37,600	Deutsche Bank AG	2,167,590
39,800	E.ON AG	1,246,364
27,828	Fresenius Medical Care AG & Co. KGaA	1,772,728
9,100	Hannover Rueckversicherung AG	460,389
7,600	MTU Aero Engines Holding AG	459,074
5,600	Muenchener Rueckversicherungs-Gesellschaft AG	875,670
6,000	Rheinmetall AG	432,240
15,500	RWE AG	1,111,011
46,539	SAP AG	2,427,057
7,300	Suedzucker AG	172,723
17,300	ThyssenKrupp AG	636,630
19,317	Volkswagen AG (PRFC Shares)	2,903,640
2,400	Vossloh AG	279,586

		17,941,815

Guernsey 0.5%
37,544	Amdocs Ltd.*	1,151,850

Hong Kong 2.8%
662,720	Chaoda Modern Agriculture Holdings Ltd.	540,350
1,057,117	CNOOC Ltd.	2,190,266
110,148	Hong Kong Exchanges and Clearing Ltd.	2,424,286
122,500	Kingboard Chemical Holdings Ltd.	595,807
88,000	Yue Yuen Industrial Holdings Ltd.	315,614

		6,066,323

Ireland 0.5%
43,400	Allied Irish Banks PLC*	20,356
62,300	Bank of Ireland*	46,216

See Notes to Financial Statements.

Prudential International Value Fund	13

Portfolio of Investments

as of October 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Ireland (cont’d.)
23,700	Covidien PLC	$944,919
32,900	Irish Life & Permanent Group Holdings PLC*	69,602

		1,081,093

Israel 1.7%
131,500	Bank Hapoalim BM*	596,461
9,400	Elbit Systems Ltd.	502,385
48,214	Teva Pharmaceutical Industries Ltd., ADR	2,502,307

		3,601,153

Italy 2.8%
30,300	Banco Popolare Scarl	162,889
281,600	Enel SpA	1,607,905
67,100	ENI SpA	1,511,989
32,100	Finmeccanica SpA	448,111
11,700	Fondiaria-SAI SpA	138,985
309,980	Intesa Sanpaolo SpA	1,090,446
617,900	Telecom Italia SpA	947,718

		5,908,043

Japan 15.5%
2,400	Aeon Credit Service Co. Ltd.	27,618
17,673	Alpine Electronics, Inc.	221,379
15	Alps Electric Co. Ltd.	134
24,000	Aoyama Trading Co. Ltd.	390,406
23,900	Astellas Pharma, Inc.	889,233
31,697	Canon, Inc.	1,465,302
20,600	Circle K Sunkus Co. Ltd.	292,348
47,400	COMSYS Holdings Corp.	421,163
669	Dai-ichi Life Insurance Co. Ltd. (The)	811,413
9,697	Fanuc Ltd.	1,403,878
80,000	Fukuoka Financial Group, Inc.	311,172
18,400	Fuyo General Lease Co. Ltd.	522,709
45,600	Heiwa Corp.	574,604
27,000	Hitachi Capital Corp.	359,687
19,700	Itochu Techno-Solutions Corp.	672,008
122,194	JX Holdings, Inc.	718,252
160	KDDI Corp.	861,936
27,800	Keihin Corp.	592,482
94,645	Komatsu Ltd.	2,319,373

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Japan (cont’d.)
13,600	Konami Corp.	$239,652
105,600	Kurabo Industries Ltd.	162,724
43,000	Kyorin Holdings, Inc.	671,157
54,000	Kyowa Exeo Corp.	475,780
209,000	Marubeni Corp.	1,314,204
17,300	Miraca Holdings, Inc.	622,602
12,400	Mitsubishi Corp.	298,173
329,800	Mitsubishi UFJ Financial Group, Inc.	1,536,908
18,900	Mitsui & Co. Ltd.	297,111
524,700	Mizuho Financial Group, Inc.	762,892
32,800	Namco Bandai Holdings, Inc.	302,443
113,000	Nichirei Corp.	492,892
48,000	Nippon Shokubai Co. Ltd.	453,337
23,000	Nippon Telegraph & Telephone Corp.	1,044,675
166,000	Nishi-Nippon City Bank Ltd. (The)	453,834
62,000	Nissan Shatai Co. Ltd.	482,316
600	NTT DoCoMo, Inc.	1,010,314
7,200	Sankyo Co. Ltd.	383,845
105,000	Sankyu, Inc.	441,034
83,000	Sanwa Holdings Corp.	237,231
10,500	Seiko Epson Corp.	167,410
43,000	Seino Holdings Co. Ltd.	262,371
19,200	Shimachu Co. Ltd.	394,403
54,000	Shizuoka Gas Co. Ltd.	316,739
118,900	Sumitomo Corp.	1,507,121
37,700	Sumitomo Mitsui Financial Group, Inc.	1,130,016
24,000	Sumitomo Trust & Banking Co. Ltd. (The)	131,527
31,500	Takeda Pharmaceutical Co. Ltd.	1,475,767
111,000	Toagosei Co. Ltd.	486,927
35,200	Toppan Forms Co. Ltd.	312,763
53,270	Toyota Motor Corp.	1,892,618
23,500	Toyota Tsusho Corp.	364,751
61,000	Yokohama Rubber Co. Ltd. (The)	305,493

		33,286,127

Luxembourg 0.7%
44,300	ArcelorMittal	1,423,970

See Notes to Financial Statements.

Prudential International Value Fund	15

Portfolio of Investments

as of October 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Mexico 1.5%
27,013	America Movil SAB de CV (Class L Stock), ADR	$1,546,765
611,956	Wal-Mart de Mexico SAB de CV (Class V Stock)	1,675,098

		3,221,863

Netherlands 3.3%
39,600	Aegon NV*	250,996
30,000	Brit Insurance Holdings NV*	502,339
12,257	CSM NV	388,101
157,600	ING Groep NV, CVA*	1,682,406
41,100	Koninklijke Ahold NV	568,029
17,500	Koninklijke DSM NV	935,782
17,566	Koninklijke Philips Electronics NV	531,266
7,400	Nutreco NV	538,452
23,469	Schlumberger Ltd.	1,640,248

		7,037,619

New Zealand 0.3%
590,300	Air New Zealand Ltd.	607,522

Norway 0.4%
43,600	DnB NOR ASA	598,545
15,500	Statoil ASA	338,499

		937,044

Singapore 0.2%
235,970	M1 Ltd.	404,739

South Korea 0.8%
10,943	Hyundai Motor Co.	1,653,241

Spain 3.4%
60,459	Banco Bilbao Vizcaya Argentaria SA	795,192
42,000	Banco Espanol de Credito SA	421,175
155,100	Banco Santander SA	1,992,690
42,800	Repsol YPF SA	1,186,920
102,900	Telefonica SA	2,778,410

		7,174,387

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Sweden 1.9%
66,700	Boliden AB	$1,132,362
58,416	Hennes & Mauritz AB (Class B Stock)	2,058,660
11,700	Meda AB	96,162
11,700	NCC AB (Class B Stock)	249,601
34,900	Svenska Cellulosa AB SCA (Class B Stock)	541,292

		4,078,077

Switzerland 6.6%
9,400	Baloise Holding AG	868,787
29,784	Clariant AG*	503,639
27,100	Credit Suisse Group AG	1,119,470
1,200	Georg Fischer AG*	514,608
25,633	Julius Baer Group Ltd.	1,082,054
41,938	Logitech International SA*	795,247
34,800	Nestle SA	1,906,123
77,067	Novartis AG	4,467,936
13,400	Swiss Reinsurance Co. Ltd.	644,093
1,310	Swisscom AG	547,270
2,900	Verwaltungs-und Privat-Bank AG	315,035
5,300	Zurich Financial Services AG	1,297,464

		14,061,726

Turkey 0.5%
180,700	Turkiye Garanti Bankasi A/S	1,108,628

United Kingdom 19.5%
166,400	ARM Holdings PLC	968,676
40,200	AstraZeneca PLC	2,015,862
128,300	Aviva PLC	818,424
182,100	BAE Systems PLC	1,005,798
180,281	Barclays PLC	793,250
158,557	Beazley PLC	306,657
67,844	BG Group PLC	1,321,375
168,300	BP PLC	1,148,285
58,896	British American Tobacco PLC	2,246,066
109,752	British Sky Broadcasting Group PLC	1,242,466
441,200	BT Group PLC	1,086,599
87,740	Cairn Energy PLC*	542,540
47,873	Carnival PLC	2,063,491
62,100	Dairy Crest Group PLC	368,572

See Notes to Financial Statements.

Prudential International Value Fund	17

Portfolio of Investments

as of October 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

United Kingdom (cont’d.)
91,800	Davis Service Group PLC	$611,627
88,700	Drax Group PLC	541,086
219,700	DS Smith PLC	591,776
63,400	GlaxoSmithKline PLC	1,240,408
208,700	Home Retail Group PLC	732,363
36,500	IMI PLC	461,748
116,000	Intermediate Capital Group PLC	600,000
381,716	Kingfisher PLC	1,454,494
422,600	Legal & General Group PLC	679,865
260,700	Logica PLC	540,967
103,100	Marston’s PLC	166,360
66,200	Meggitt PLC	350,157
152,500	Melrose PLC	688,361
18,400	NEXT PLC	673,696
200,998	Northern Foods PLC	152,179
344,400	Old Mutual PLC	716,856
68,634	Pearson PLC	1,049,724
30,291	Reckitt Benckiser Group PLC	1,694,428
88,700	Royal Dutch Shell PLC (Class B Stock)	2,840,452
211,587	RSA Insurance Group PLC	444,140
39,618	SABMiller PLC	1,284,563
88,600	Smith & Nephew PLC	779,410
23,541	Spectris PLC	425,872
74,309	Standard Chartered PLC	2,149,803
62,077	Tate & Lyle PLC	499,338
338,079	Tesco PLC	2,312,348
120,000	Thomas Cook Group PLC	347,840
107,000	Tullett Prebon PLC	678,951
409,900	Vodafone Group PLC	1,115,586

		41,752,459

United States 0.5%
25,990	Southern Copper Corp.	1,112,372

	Total common stocks (cost $190,405,666)	209,164,888

See Notes to Financial Statements.

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Units	Description	Value (Note 1)

RIGHTS*

Belgium
7,200	AGFA-Gevaert NV, expiring 11/04/10	$2,415

United Kingdom
9,288	Standard Chartered PLC - NPR, expiring 11/05/10	78,209

	Total rights (cost $0)	80,624

	Total long-term investments (cost $190,405,666)	209,245,512

Shares
SHORT-TERM INVESTMENT 1.6%

Affiliated Money Market Mutual Fund
3,465,829	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $3,465,829)(a)	3,465,829

	Total Investments 99.1% (cost $193,871,495; Note 5)	212,711,341
	Other assets in excess of liabilities(b) 0.9%	1,827,367

	Net Assets 100%	$214,538,708

The following abbreviations are used in the Portfolio descriptions:

ADR—American Depositary Receipt

CVA—Certificate Van Aandelen

NPR—Nil Paid Rights

PRFC—Preference Shares

AUD—Australian Dollar

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

MXN—Mexican Peso

SEK—Swedish Krona

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(b)	Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on forward foreign currency exchange contracts as follows:

See Notes to Financial Statements.

Prudential International Value Fund	19

Portfolio of Investments

as of October 31, 2010 continued

Forward foreign currency exchange contracts outstanding at October 31, 2010:

Purchase Contracts	Counterparty		Notional Amount (000)	Value at Settlement Date Payable	Current Value	Unrealized Appreciation
Australian Dollar, Expiring 11/03/10	UBS Securities	AUD	2	$1,779	$1,780	$1
British Pound, Expiring 11/18/10	Morgan Stanley	GBP	2,099	3,235,334	3,362,207	126,873
Euro, Expiring 01/25/11	State Street Bank	EUR	3,727	5,069,202	5,181,414	112,212
Japanese Yen, Expiring 11/04/10	UBS Securities	JPY	2,615	32,475	32,495	20
Swedish Krona, Expiring 11/03/10	UBS Securities	SEK	38	5,737	5,751	14

				$8,344,527	$8,583,647	$239,120

Sale Contracts	Counterparty		Notional Amount (000)	Value at Settlement Date Receivable	Current Value	Unrealized Depreciation
British Pound, Expiring 11/18/10	Morgan Stanley	GBP	1,118	$1,625,253	$1,791,169	$(165,916)
Expiring 11/18/10	Morgan Stanley	GBP	981	1,415,849	1,571,038	(155,189)
Euro, Expiring 01/25/11	State Street Bank	EUR	3,727	4,793,476	5,181,414	(387,938)
Mexican Peso, Expiring 11/30/10	State Street Bank	MXN	29,296	2,210,767	2,367,497	(156,730)
Expiring 11/30/10	State Street Bank	MXN	5,872	473,042	474,539	(1,497)

				$10,518,387	$11,385,657	$(867,270)

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2010 were as follows:

Pharmaceuticals	9.5%
Oil, Gas & Consumable Fuels	8.6
Financial—Bank & Trust	8.2
Telecommunications	6.6
Insurance	6.0
Food & Beverage	5.2
Banks	5.0
Metals & Mining	3.7

See Notes to Financial Statements.

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Industry (cont’d.)
Automobile Manufacturers	3.6%
Diversified Financial Services	3.0
Retail & Merchandising	2.8
Computer Services & Software	2.5
Media & Entertainment	2.4
Chemicals	2.3
Entertainment & Leisure	2.2
Utilities	1.9
Aerospace	1.7
Affiliated Money Market Mutual Fund	1.6
Diversified Operations	1.6
Electronic Components & Equipment	1.5
Transportation	1.1
Machinery—Construction & Mining	1.1
Tobacco	1.0
Building Materials	1.0
Distribution/Wholesale	1.0
Retail	1.0
Consumer Products & Services	0.9
Healthcare—Services	0.8
Office Equipment	0.8
Cosmetics & Toiletries	0.7
Construction & Engineering	0.7
Financial Services	0.7
Commercial Services	0.7
Automotive Parts	0.6
Oil & Gas	0.6
Business Services	0.6
Beverages	0.6
Forest & Paper Products	0.6
Miscellaneous Manufacturing	0.5
Healthcare Products	0.5
Semiconductors	0.4
Advertising	0.4
Medical Supplies & Equipment	0.4
Airlines	0.3
Commercial Banks	0.3
Agriculture	0.3
Independent Power Producers & Energy Traders	0.2
Aerospace/Defense	0.2
Diversified Manufacturing	0.2
Machinery & Equipment	0.2
Gas Distribution	0.2
Apparel	0.1
Toys	0.1
Electronics	0.1
Engineering & Construction	0.1

See Notes to Financial Statements.

Prudential International Value Fund	21

Portfolio of Investments

as of October 31, 2010 continued

Industry (cont’d.)
Clothing & Apparel	0.1%
Food	0.1

99.1
Other assets in excess of liabilities	0.9

100.0%

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities, generally for stocks and mutual funds with daily NAVs

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc., and amortized cost), generally for foreign stocks priced through vendor modeling tools and debt securities

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2010 in valuing the Fund's assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$9,833,523	$—	$—
Austria	1,129,602	—	—
Belgium	1,515,136	—	—
Bermuda	907,507	—	—
Brazil	3,930,755	—	—
Canada	4,982,400	—	—
China	5,646,992	—	—
Denmark	4,529,627	—	—
Finland	1,166,964	—	—
France	21,912,331	—	—
Germany	17,941,815	—	—
Guernsey	1,151,850	—	—
Hong Kong	6,066,323	—	—
Ireland	1,081,093	—	—

See Notes to Financial Statements.

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	Level 1	Level 2	Level 3
Israel	$3,601,153	$—	$—
Italy	5,908,043	—	—
Japan	33,286,127	—	—
Luxembourg	1,423,970	—	—
Mexico	3,221,863	—	—
Netherlands	7,037,619	—	—
New Zealand	607,522	—	—
Norway	937,044	—	—
Singapore	404,739	—	—
South Korea	1,653,241	—	—
Spain	7,174,387	—	—
Sweden	4,078,077	—	—
Switzerland	14,061,726	—	—
Turkey	1,108,628	—	—
United Kingdom	41,752,459	—	—
United States	1,112,372	—	—
Rights:
Belgium	2,415	—	—
United Kingdom	78,209	—	—
Affiliated Money Market Mutual Fund	3,465,829	—	—
Other Financial Instruments*
Foreign Forward Currency Exchange Contracts	—	(628,150)	—

Total	$212,711,341	$(628,150)	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fair Value of Level 2 investments at 10/31/09 was $160,882,467. $142,432,806 was transferred out of Level 2 into Level 1 at 10/31/10 as a result of no longer using third-party vendor modeling tools due to the lack of significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

The Fund invested in various derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments were equity risk and foreign exchange risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the following summary.

See Notes to Financial Statements.

Prudential International Value Fund	23

Portfolio of Investments

as of October 31, 2010 continued

Fair values of derivative instruments as of October 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$239,120	Unrealized depreciation on foreign currency forward contracts	$867,270
Equity contracts	Unaffiliated investments	80,624	—	—

Total		$319,744		$867,270

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$—	$91,429	$91,429
Equity contracts	(493,548)	4,966	—	(488,582)

Total	$(493,548)	$4,966	$91,429	$(397,153)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$(592,480)	$(592,480)
Equity contracts	59,238	—	59,238

Total	$59,238	$(592,480)	$(533,242)

For the year ended October 31, 2010, the Series’ average volume of derivative activities are as follows:

Forward Currency Contracts-Purchased (Value at Settlement Date Payable)	Forward Currency Contracts-Sold (Value at Settlement Date Receivable)
$3,106,749	$9,011,123

See Notes to Financial Statements.

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Financial Statements

OCTOBER 31, 2010	ANNUAL REPORT

Prudential International Value Fund

Statement of Assets and Liabilities

as of October 31, 2010

Assets
Investments at value:
Unaffiliated investments (cost $190,405,666)	$209,245,512
Affiliated investments (cost $3,465,829)	3,465,829
Cash	1,080,654
Foreign currency, at value (cost $614,780)	619,229
Dividends and interest receivable	1,122,497
Receivable for Series shares sold	492,351
Unrealized appreciation on foreign currency forward contracts	239,120
Receivable for investments sold	169,955
Prepaid expenses	3,494

Total assets	216,438,641

Liabilities
Unrealized depreciation on foreign currency forward contracts	867,270
Payable for investments purchased	510,912
Advisory fee payable	180,006
Accrued expenses	171,342
Payable for Series shares redeemed	110,293
Affiliated transfer agent fee payable	39,390
Distribution fee payable	18,031
Deferred directors’ fee	2,689

Total liabilities	1,899,933

Net assets	$214,538,708

Net assets were comprised of:
Common stock, at par value	$105,470
Paid-in capital in excess of par	223,650,576

223,756,046
Undistributed net investment income	2,707,642
Accumulated net realized loss on investment and foreign currency transactions	(30,211,423)
Net unrealized appreciation on investments and foreign currencies	18,286,443

Net assets, October 31, 2010	$214,538,708

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share ($45,597,918 ÷ 2,247,038 shares of common stock issued and outstanding)	$20.29
Maximum sales charge (5.5% of offering price)	1.18

Offering price per share	$21.47

Class B:
Net asset value, offering price and redemption price per share ($3,092,751 ÷ 159,676 shares of common stock issued and outstanding)	$19.37

Class C:
Net asset value, offering price and redemption price per share ($6,827,884 ÷ 351,949 shares of common stock issued and outstanding)	$19.40

Class Z:
Net asset value, offering price and redemption price per share ($159,020,155 ÷ 7,788,379 shares of common stock issued and outstanding)	$20.42

See Notes to Financial Statements.

Prudential International Value Fund	27

Statement of Operations

Year Ended October 31, 2010

Net Investment Income
Investment Income
Unaffiliated dividend income (net of foreign withholding tax of $507,759)	$5,464,998
Affiliated dividend income	7,427

Total income	5,472,425

Expenses
Advisory fee	1,937,242
Distribution fee—Class A	111,566
Distribution fee—Class B	33,145
Distribution fee—Class C	67,604
Transfer agent’s fee and expenses (including affiliated expense of $235,900)	311,000
Custodian’s fees and expenses	248,000
Registration fees	51,000
Reports to shareholders	49,000
Legal fees and expenses	45,000
Audit fees	29,000
Directors’ fees	18,000
Insurance fees	4,000
Interest expense (Note 7)	809
Miscellaneous	44,899

Total expenses	2,950,265

Net investment income	2,522,160

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(810,406)
Foreign currency transactions	156,018

(654,388)

Net change in unrealized appreciation (depreciation) on:
Investments	20,189,375
Foreign currencies	(657,838)

19,531,537

Net gain on investments and foreign currencies	18,877,149

Net Increase In Net Assets Resulting From Operations	$21,399,309

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31, 2010	Year Ended October 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income	$2,522,160	$2,391,271
Net realized loss on investment and foreign currency transactions	(654,388)	(24,543,371)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	19,531,537	61,608,958

Net increase in net assets resulting from operations	21,399,309	39,456,858

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(304,699)	(1,642,073)
Class B	(1,944)	(143,838)
Class C	(3,666)	(227,424)
Class Z	(1,196,167)	(5,093,509)

	(1,506,476)	(7,106,844)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	37,559,143	89,972,236
Net asset value of shares issued in reinvestment of dividends and distributions	1,495,770	6,958,242
Cost of shares reacquired	(38,267,943)	(104,539,835)

Net decrease in net assets from Series share transactions	786,970	(7,609,357)

Capital Contributions (Note 6)
Proceeds from regulatory settlement	329,878	—

Total increase	21,009,681	24,740,657

Net Assets
Beginning of year	193,529,027	168,788,370

End of year(a)	$214,538,708	$193,529,027

(a) Includes undistributed net investment income of:	$2,707,642	$1,535,940

See Notes to Financial Statements.

Prudential International Value Fund	29

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as an open-end diversified management investment company and currently consists of two series: Prudential International Value Fund (the “Series”) and the Prudential International Equity Fund. These financial statements relate to Prudential International Value Fund. The financial statements of the other Series are not presented herein. The investment objective of the Series is to achieve long-term growth of capital. The Series seeks to achieve its objective primarily through investment in common stock and preferred stock of foreign companies of all sizes.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of

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securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities of sufficient credit quality, which mature in 60 days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at fair value.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Prudential International Value Fund	31

Notes to Financial Statements

continued

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts

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involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory

Prudential International Value Fund	33

Notes to Financial Statements

continued

services and supervises the subadvisor’s performance of such services. PI has entered into subadvisory agreements with LSV Asset Management (“LSV”) and Thornburg Investment Management (“Thornburg”) for the Series.

The subadvisory agreements provide that LSV and Thornburg furnish investment advisory services in connection with the management of the Series. In connection therewith, LSV and Thornburg are obligated to keep certain books and records of the Series. PI pays for the services of the subadvisors, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of 1% of the average daily net assets up to $300 million, 0.95% of the next $700 million of average daily net assets and 0.90% of average daily net assets in excess of $1 billion of the Series. The effective management fee rate as of October 31, 2010 was 1.00%.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended October 31, 2010, PIMS contractually agreed to limit such fee to 0.25% of the average daily net assets of the Class A shares.

PIMS has advised the Series that it received $42,077 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2010. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

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PIMS advised the Series that for the year ended October 31, 2010, it received $391, $6,699 and $98 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Series’ transfer agent. The transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers, including fees related to the services of Wells Fargo, LLC (“Wells Fargo”), an affiliate of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2010, the Series incurred approximately $48,000 in total networking fees, of which $5,100 was paid to Wells Fargo through December 31, 2009. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2 registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2010 were $77,998,746 and $76,018,734, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets

Prudential International Value Fund	35

Notes to Financial Statements

continued

and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the tax year ended October 31, 2010 the adjustments were to increase undistributed net investment income by $156,018, decrease accumulated net realized loss on investment and foreign currency transactions by $1,000,396 and decrease paid-in-capital in excess of par by $1,156,414 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and the expiration of a capital loss carryforward. Net investment income, net realized loss and net assets were not affected by this change.

For the year ended October 31, 2010, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $1,506,476 from ordinary income. For the year ended October 31, 2009, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $7,106,844 from ordinary income.

As of October 31, 2010, the accumulated undistributed earnings on a tax basis was $2,082,181 from ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

At October 31, 2010, for federal income tax purposes, the Series had a capital loss carryforward of approximately $28,672,000 of which $334,000 expires in 2011, $1,475,000 expires in 2016, $25,886,000 expires in 2017 and $977,000 expires in 2018. As of October 31, 2010, approximately $1,156,000 of the capital loss carryforward was written off due to expiration. No capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Series will be able to realize the full benefit prior to the expiration date.

The federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2010 was as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$195,410,429	$39,219,883	$(21,918,971)	$17,300,912

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The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and mark-to-market of open passive foreign investment companies.

Management has analyzed the Series‘ tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2010, no provisions for income tax would be required in the Series’ financial statements. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statuses of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 250 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

For the year ended October 31, 2010, the Series received $329,878 related to an affiliate’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Series’ Statement of Changes in Net Assets. The Series was not involved in the proceedings or the calculation of the payment.

Prudential International Value Fund	37

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2010:
Shares sold	250,295	$4,667,067
Shares issued in reinvestment of dividends and distributions	15,329	295,084
Shares reacquired	(527,727)	(9,884,143)

Net increase (decrease) in shares outstanding before conversion	(262,103)	(4,921,992)
Shares issued upon conversion from Class B	18,751	346,361

Net increase (decrease) in shares outstanding	(243,352)	$(4,575,631)

Year ended October 31, 2009:
Shares sold	271,957	$4,200,845
Shares issued in reinvestment of dividends and distributions	107,354	1,528,724
Shares reacquired	(647,455)	(9,738,556)

Net increase (decrease) in shares outstanding before conversion	(268,144)	(4,008,987)
Shares issued upon conversion from Class B	102,271	1,546,674

Net increase (decrease) in shares outstanding	(165,873)	$(2,462,313)

Class B
Year ended October 31, 2010:
Shares sold	25,281	$452,751
Shares issued in reinvestment of dividends and distributions	98	1,815
Shares reacquired	(63,830)	(1,130,992)

Net increase (decrease) in shares outstanding before conversion	(38,451)	(676,426)
Shares reacquired upon conversion into Class A	(19,560)	(346,361)

Net increase (decrease) in shares outstanding	(58,011)	$(1,022,787)

Year ended October 31, 2009:
Shares sold	20,969	$316,488
Shares issued in reinvestment of dividends and distributions	9,668	132,452
Shares reacquired	(58,961)	(820,037)

Net increase (decrease) in shares outstanding before conversion	(28,324)	(371,097)
Shares reacquired upon conversion into Class A	(106,823)	(1,546,674)

Net increase (decrease) in shares outstanding	(135,147)	$(1,917,771)

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Class C	Shares	Amount
Year ended October 31, 2010:
Shares sold	28,606	$505,699
Shares issued in reinvestment of dividends and distributions	193	3,567
Shares reacquired	(101,874)	(1,808,306)

Net increase (decrease) in shares outstanding	(73,075)	$(1,299,040)

Year ended October 31, 2009:
Shares sold	28,014	$411,304
Shares issued in reinvestment of dividends and distributions	15,331	210,341
Shares reacquired	(122,156)	(1,753,074)

Net increase (decrease) in shares outstanding	(78,811)	$(1,131,429)

Class Z
Year ended October 31, 2010:
Shares sold	1,740,604	$31,933,626
Shares issued in reinvestment of dividends and distributions	61,869	1,195,304
Shares reacquired	(1,357,924)	(25,444,502)

Net increase (decrease) in shares outstanding	444,549	$7,684,428

Year ended October 31, 2009:
Shares sold	5,597,370	$85,043,599
Shares issued in reinvestment of dividends and distributions	355,964	5,086,725
Shares reacquired	(6,135,702)	(92,228,168)

Net increase (decrease) in shares outstanding	(182,368)	$(2,097,844)

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The expiration date of the SCA has been extended from October 20, 2010 to December 17, 2010 under the same terms. Effective December 17, 2010, the Series, along with the Funds entered into a new Syndicated Credit Agreement (“New SCA”) with a group of banks. The New SCA provides for a commitment of $750 million. The Funds will pay an annualized commitment fee of 0.10% of the unused portion of the New SCA. The expiration date of the New SCA is December 16, 2011. Interest on any borrowings under the New SCA will be incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

Prudential International Value Fund	39

Notes to Financial Statements

continued

The Series utilized the line of credit during for the year ended October 31, 2010. The average daily balance for the 51 days the Series had debt outstanding during the period was approximately $399,508 at a weighted average interest rate of approximately 1.43%.

8. Notice of Dividends to Shareholders

The Series declared ordinary income dividends on November 30, 2010 to shareholders of record on December 1, 2010. The ex-dividend date was December 2, 2010. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.1693
Class B	$0.0363
Class C	$0.0363
Class Z	$0.2163

Note 9. New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended October 31,
	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$18.45	$15.28	$34.10	$27.12	$21.88
Income (loss) from investment operations:
Net investment income	.22	.20	.44	.51	.45
Net realized and unrealized gain (loss) on investments	1.71	3.59	(14.93)	7.85	5.61
Total from investment operations	1.93	3.79	(14.49)	8.36	6.06
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.62)	(.38)	(.03)	(.50)
Distributions from net realized gains	-	-	(3.95)	(1.35)	(.32)
Total dividends and distributions	(.12)	(.62)	(4.33)	(1.38)	(.82)
Capital Contributions	.03	-	-	-	-
Net Asset Value, end of year	$20.29	$18.45	$15.28	$34.10	$27.12
Total Return(a):	10.68%	26.03%	(48.33)%	32.15%	28.59%

Ratios/Supplemental Data:
Net assets, end of year (000)	$45,598	$45,945	$40,580	$91,221	$73,289
Average net assets (000)	$44,626	$39,582	$71,618	$84,344	$67,590
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees (c)	1.66%	1.65%	1.56%	1.57%	1.65%
Expenses, excluding distribution and service (12b-1) fees	1.41%	1.40%	1.31%	1.32%	1.40%
Net investment income	1.17%	1.30%	1.79%	1.74%	1.83%
For Class A, B, C and Z shares:
Portfolio turnover rate	40%	40%	27%	44%	48%

(a) These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on the average daily number of shares outstanding.

(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to 0.25% of the average daily assets of the Class A shares.

(d) Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

Prudential International Value Fund	41

Financial Highlights

continued

Class B Shares
	Year Ended October 31,
	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$17.64	$14.58	$32.73	$26.24	$21.19
Income (loss) from investment operations:
Net investment income	.08	.08	.24	.24	.19
Net realized and unrealized gain (loss) on investments	1.63	3.45	(14.29)	7.60	5.49
Total from investment operations	1.71	3.53	(14.05)	7.84	5.68
Less Dividends and Distributions:
Dividends from net investment income	(.01)	(.47)	(.15)	-	(.31)
Distributions from net realized gains	-	-	(3.95)	(1.35)	(.32)
Total dividends and distributions	(.01)	(.47)	(4.10)	(1.35)	(.63)
Capital Contributions	.03	-	-	-	-
Net Asset Value, end of year	$19.37	$17.64	$14.58	$32.73	$26.24
Total Return(a):	9.86%	25.11%	(48.74)%	31.17%	27.51%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,093	$3,839	$5,143	$16,279	$19,141
Average net assets (000)	$3,314	$3,985	$10,730	$16,627	$19,346
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.41%	2.40%	2.31%	2.32%	2.40%
Expenses, excluding distribution and service (12b-1) fees	1.41%	1.40%	1.31%	1.32%	1.40%
Net investment income	.43%	.58%	1.01%	.84%	.78%

(a) These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

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Class C Shares
	Year Ended October 31,
	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$17.66	$14.60	$32.77	$26.27	$21.21
Income (loss) from investment operations:
Net investment income	.07	.08	.24	.27	.23
Net realized and unrealized gain (loss) on investments	1.65	3.45	(14.31)	7.58	5.46
Total from investment operations	1.72	3.53	(14.07)	7.85	5.69
Less Dividends and Distributions:
Dividends from net investment income	(.01)	(.47)	(.15)	-	(.31)
Distributions from net realized gains	-	-	(3.95)	(1.35)	(.32)
Total dividends and distributions	(.01)	(.47)	(4.10)	(1.35)	(.63)
Capital Contributions	.03	-	-	-	-
Net asset value, end of year	$19.40	$17.66	$14.60	$32.77	$26.27
Total Return(a):	9.91%	25.08%	(48.74)%	31.17%	27.53%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,828	$7,507	$7,355	$17,938	$15,962
Average net assets (000)	$6,760	$6,807	$13,571	$16,297	$14,909
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.41%	2.40%	2.31%	2.32%	2.40%
Expenses, excluding distribution and service (12b-1) fees	1.41%	1.40%	1.31%	1.32%	1.40%
Net investment income	.42%	.58%	1.04%	.94%	.98%

(a) These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

Prudential International Value Fund	43

Financial Highlights

continued

Class Z Shares
	Year Ended October 31,
	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$18.55	$15.37	$34.30	$27.26	$22.02
Income (loss) from investment operations:
Net investment income	.26	.24	.50	.60	.28
Net realized and unrealized gain (loss) on investments	1.74	3.62	(15.02)	7.89	5.84
Total from investment operations	2.00	3.86	(14.52)	8.49	6.12
Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.68)	(.46)	(.10)	(.56)
Distributions from net realized gains	-	-	(3.95)	(1.35)	(.32)
Total dividends and distributions	(.16)	(.68)	(4.41)	(1.45)	(.88)
Capital contributions	.03	-	-	-	-
Net asset value, end of year	$20.42	$18.55	$15.37	$34.30	$27.26
Total Return(a):	11.01%	26.41%	(48.23)%	32.50%	28.78%

Ratios/Supplemental Data:
Net assets, end of year (000)	$159,020	$136,238	$115,710	$234,828	$177,008
Average net assets (000)	$139,023	$115,310	$186,380	$206,798	$170,067
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.41%	1.40%	1.31%	1.32%	1.40%
Expenses, excluding distribution and service (12b-1) fees	1.41%	1.40%	1.31%	1.32%	1.40%
Net investment income	1.41%	1.58%	2.06%	2.02%	1.13%

(a) These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

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Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential International Value Fund (formerly Dryden International Value Fund) (one of the series constituting Prudential World Fund, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 20, 2010

Prudential International Value Fund	45

Tax Information

(Unaudited)

We are required by Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Series’ fiscal year end (October 31, 2010) as to the federal tax status of dividends paid by the Series during such fiscal year. We are advising you in the fiscal year ended October 31, 2010, the Series paid ordinary income dividends of $0.12, $0.01, $0.01 and $0.16 per share from Class A, B, C and Z shares, respectively.

For the fiscal year ended October 31, 2010, the Series designates the maximum amount allowable, but not less than 100% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended October 31, 2010, the Series made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Series in accordance with Section 853 of the Internal Revenue Code of the following amounts: $507,759 foreign tax credit from recognized foreign source income of $5,836,045.

In January 2011, you will be advised on IRS Form 1099DIV or Substitute Form 1099DIV as to the federal tax status of dividends and distributions received by you in calendar year 2010.

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MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 58	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 58	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM- CH, Inc. (restaurant holding company) (November 2004-February 2005).
Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 58	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Prudential International Value Fund

Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 58	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member Portfolios Overseen: 58	Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (71) Board Member & Independent Chair Portfolios Overseen: 58	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 58	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

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Interested Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (62) Board Member & President Portfolios Overseen: 58	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.
Scott E. Benjamin (37) Board Member & Vice President	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management	None.
Portfolios Overseen: 58	Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

[1]	The year that each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 1984; Douglas H. McCorkindale, 2003; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003.

Prudential International Value Fund

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (52) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (52) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1)	The year that each individual became an officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1995; Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential International Value Fund

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential International Value Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with each of LSV Asset Management (“LSV”) and Thornburg Investment Management, Inc. (“Thornburg”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI, LSV and Thornburg. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deems appropriate, and for reasons addressed in detail with the Board, PI may provide supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including

[1]	Prudential International Value Fund is a series of Prudential World Fund, Inc.

Prudential International Value Fund

Approval of Advisory Agreements (continued)

the nature, quality and extent of services provided by PI and each subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of LSV and Thornburg, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, LSV and Thornburg. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by LSV and Thornburg, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluations of the subadvisers, as well as PI’s recommendation, based on its review of each subadviser, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and LSV and Thornburg, and

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also reviewed the qualifications, backgrounds and responsibilities of the LSV and Thornburg portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and LSV’s and Thornburg’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI, LSV and Thornburg. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and LSV and Thornburg.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by LSV and Thornburg, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and LSV and Thornburg under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (a blend of the Lipper International Large-Cap Core Funds and International Multi-Cap Core Funds Performance Universes)2 was in the second quartile over the one-, five-, and 10-year periods, and was in the third quartile over the three-year period. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fees (which reflect any subsidies, waivers or expense caps) ranked in the Expense Group’s second quartile, and that the Fund’s total expenses ranked in the Expense Group’s third quartile. The Board noted that the Fund’s total expenses were 2.6 basis points higher than the Expense Group median. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and

[2]

Although Lipper classifies the Fund in its International Large-Cap Core Funds Performance Universe, the International Large-Cap Core Funds and International Multi-Cap Core Funds Performance Universes were utilized because PI believes that the funds included in these Universes provide a more appropriate basis for Fund performance comparisons.

Prudential International Value Fund

Approval of Advisory Agreements (continued)

considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board considered information about the profitability of LSV or Thornburg, but concluded that the level of a subadviser’s profitability may not be as significant given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI, LSV and Thornburg as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI, LSV and Thornburg

The Board considered potential ancillary benefits that might be received by PI, LSV and Thornburg and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by LSV and Thornburg included their ability to use soft dollar credits, brokerage commissions received by affiliates of LSV or Thornburg, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and LSV and Thornburg were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	LSV Asset Management Thornburg Investment Management, Inc.	155 North Wacker Drive 46th Floor Chicago, IL 60606 2300 North Ridgetop Road Santa Fe, NM 87506

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	301 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the

Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential International Value Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential International Value Fund
Share Class	A	B	C	Z
NASDAQ	PISAX	PISBX	PCISX	PISZX
CUSIP	743969503	743969602	743969701	743969800

MF115E    0192549-00001-00

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2010 and October 31, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $57,500 and $54,984, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

Not applicable for the fiscal year ended October 31, 2010. During the fiscal year ended October 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $3,115 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2010 and 2009. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2010 and 2009 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential World Fund, Inc.

By:	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date:	December 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date:	December 21, 2010

By:	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	December 21, 2010